Sale and Purchase Agreement

Between

Borneo Energy Sdn. Bhd.

("**Vendor**")

and

Gold Billion Global Limited

("**Purchaser**")

Table of contents

SALE AND PURCHASE AGREEMENT

This Sale and Purchase Agreement is made on the day of 1 0 MAY 2021 2021 ("**Agreement**")

Between the following parties:

1. **BORNEO ENERGY SDN. BHD. (198401012768 (125324-H))**

   a company incorporated in Malaysia and having its registered address at 1st & 2nd Floor, Victoria Point, Jalan OKK Awang Besar, 87007 Wilayah Persekutuan Labuan and its principal place of business is located at 17th Floor, Menara Hap Seng, Letter Box No. 63, No. 1 & 3, Jalan P. Ramlee, 50250 Kuala Lumpur.

   ("**Vendor**")

   and

2. **GOLD BILLION GLOBAL LIMITED (BVI COMPANY NO.: 1759774)**

   a company incorporated in the British Virgin Island and having its registered address at Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Island.

   ("**Purchaser**")

(the Vendor and the Purchaser collectively be referred to as the "**Parties**" and any one of them as the "**Party**")

Recitals

A. **Business and Assets**

The Vendor is the legal and beneficial owner of the assets as listed in **Schedule 1** of this Agreement ("**Assets**") and conducts the Business (as defined below) as an ongoing concern.

B. **Sale and Purchase**

The Purchaser wishes to acquire, and the Vendor wishes to dispose the Assets upon the terms and subject to the conditions more specifically stated therein.

C. **Technology License Agreement**

Pursuant to the Technology License Agreement dated 20 December 2015 ("**TLA**") made between BOG of the one part as licensee, and Bio Resources Limited (formerly known as Vertrolysis Limited) of the other part as licensor for the grant of the Licensed IP, BOG has subsequently novated the TLA to the Vendor vide a Assignment cum Novation Agreement dated 3 MAY 2021 ("**Assignment cum Novation Agreement**").

D. **This Agreement**

The Vendor and the Purchaser have now agreed to enter into and execute this Agreement for the sale by the Vendor and the purchase by the Purchaser of the Vendor's Assets upon the terms and subject to the conditions hereinafter contained.

NOW IT IS HEREBY AGREED as follows:

1 Definitions and interpretation

1.1 Definitions

In this agreement, in addition to the words and expressions defined in the recitals to this agreement, unless there is something on the subject or context inconsistent with such construction or unless it is otherwise expressly provided –

"**Agreement**" means this Agreement duly executed by the Parties (includes all annexures, appendices, Schedules and attachments to this Agreement) which expression shall include any supplemental, amendment, variation and modification thereto mutually agreed by the Parties in writing.

"**Assets**" means all the assets and equipment of every kind as listed in **Para (1) of Schedule 1** of this Agreement, primarily related to or otherwise necessary for the conduct of the Business by the Vendor as at the date of this Agreement, including the Technology Assets (as defined below), to be sold to the Purchaser pursuant to Clause 2 of this Agreement.

"**Assignment cum Novation Agreement**" has the meaning ascribed to it in Recital C.

"**BOG**" means Borneo Oil & Gas Corporation Sdn Bhd (200201032679 (600344-X)) of 1st & 2nd Floor, Victoria Point, Jalan OKK Awang Besar, 87007 Wilayah Persekutuan Labuan, the holding company of the Vendor.

"**Business**" means the businesses undertaken by the Vendor as at the date hereof and as at the Completion Date involving oil, gas and energy related businesses.

"**Business Day**" means a day that is not a Saturday, Sunday or any other day which is a public holiday in Kuala Lumpur and Sabah.

"**Completion**" means the completion of the sale and purchase of the Assets on the Completion Date, and upon allotment and issuance of the Consideration Shares.

"**Completion Date**" means the day of Completion which shall be no later than three (3) months from the date of this Agreement subject to the conditions for completion stated in Clause 3, and if such a day being not a Business Day, the Business Day immediately following such a day, or such other date as the Parties may mutually agree in writing.

"**Consideration**" has the meaning ascribed to it in Clause 2.2.

"**Consideration Shares**" has the meaning ascribed to it in Clause 2.3.

"**Encumbrances**" means all or any encumbrances or any other restriction which prohibits the passing of the legal and beneficial title of the Assets to the Purchaser, the Purchaser's use and enjoyment of, and the right to deal with the Assets, including without limitation to charges, mortgages, assignments, title retention, trust arrangements, lease, tenancies, licence, options, caveats (private, trust, lien-holder's or registrar's), liens, squatters, prohibitory / attachment orders, easements, debentures and any other security arrangement or interest whatsoever nature affecting the Assets and/or any agreement to create any of the foregoing howsoever created or arising whatsoever, and "Encumbrance" shall be construed accordingly.

"**Governmental Authority**" means any government or regulatory authority, whether federal, state, local or foreign, or any agency or instrumentality of any such government or regulatory authority, or any federal state, local or foreign court or arbitrator.

"**Licensed IP**" means the Vendor's licensed intellectual property pursuant to the Assignment cum Novation Agreement known as "*Catalytic Biofraction Process*" in the state of Sabah, Malaysia, diagram as shown in **Para (2) of Schedule I**. The Licensed IP is a slow pyrolysis process using a proprietary catalyst to depolymerise palm biomass wastes (Empty Fruit Bunches or Palm Kernel Shells) in temperature range of 350 degC to 500 degC to yield commercially valuable bio products: bio-oil, wood vinegar (Pyroligneous acid), biochar and bio-syngas. The Licensed IP is a second-generation pyrolysis process where non-food feedstock like the palm biomass wastes is used as feedstock.

"**Parties**" or "**Party**" means the Purchaser and the Vendor or either one of them, as the case may be.

"**Permit**" means any permit, license, approval, certificate, qualification, consent or authorization issued by a Governmental Authority.

"**Technology Assets**" means, collectively, all computer software (including software programs, objects, modules, routines, algorithms and any other software code) in both source code and object code form, copyrightable works, inventions (whether or not patentable), trade secrets (including the Vendor's customer list), know-how, processes, designs, techniques, confidential business information (including the Vendor's customer list), and other proprietary information and technologies used primarily in, or which are otherwise necessary for, conducting the Business, including without limitation any of the above related to software programs and updates, upgrades, new versions and new releases of such software programs currently under development by or for the Vendor, whether owned by the Vendor or held by the Vendor under any licenses or sublicenses (or similar grants of rights). The Vendor's Technology Assets include, but are not limited to, the assets described in **Schedule 1** hereto.

"**Transfer Taxes**" means all transfer, documentary, sales, use, stamp, registration, value added and other such taxes and fees (including any penalties and interest) imposed on the Purchaser or the Vendor in connection with this Agreement.

"**USD or US$**" means United States dollar, the lawful currency of the United States.

"**Warranties**" means the warranties, representations and undertakings set out in **Clause 6** and **Schedule 2** of this Agreement and "**Warranty**" means any one of them.

1.2 Interpretation

In this agreement, headings and bold font are for convenience only and do not affect the interpretation of this agreement and, unless the subject or context otherwise requires or unless it is otherwise expressly provided:

(a) words importing the singular include the plural and *vice versa*;

(b) words importing a gender include any gender;

(c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

(d) an expression denoting or importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any governmental body, department or agency;

(e) where a word or phrase indicates an exception to any of the provisions of this agreement, and a wider construction is possible, such word or phrase is not to be construed *ejusdem generis* with any foregoing words or phrases and where a word or phrase serves only to illustrate or emphasize any of the provisions of this agreement such word or phrase is not to be construed, or to take effect, as limiting the generality of such provision;

(f) a reference to anything (including, but not limited to, any right) includes a part of that thing but nothing in this clause 1.2(f) implies that performance of part of an obligation constitutes performance of the obligation;

(g) a reference to a recital, clause, paragraph, party, annexure, exhibit or schedule is a reference to a recital, clause, paragraph of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

(h) references to clauses and paragraphs are references to clauses and paragraphs of the clause and schedule in which they appear;

(i) any reference to "**writing**", or cognate expressions, includes any mode of representing or reproducing words in tangible and permanently visible form, and includes telex and facsimile transmissions;

(j) a reference to a party to a document or this agreement, includes that party's successors, permitted assigns, legal personal representatives and directors, as the case may be;

(k) a reference to a "**person**" includes any individual, firm, body corporate, government or state, association or partnership (whether or not having a separate legal entity;

(l) no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

(m) a reference to a document or this agreement includes all amendments or supplements to, or replacements or novations of, that document or this agreement, as the case may be;

(n) references to "**related company**" mean any subsidiary or parent/holding company of that company or any subsidiary of that parent/holding company;

(o) references to "**associate**" and "**person connected**" shall have the same meaning as that prescribed in Sections 8 and 197 respectively of the Companies Act;

(p) references to any statutes, statutory provision, regulations, directives or treaties or any particular statute, statutory provision, regulation, directive or treaty will include any amendment, modification, consolidation or re-enactment in force from time to time and any statutory instrument or regulations made under it;

(q) any reference to "**pay**", or cognate expressions, includes payments made in cash or by way of bank drafts (drawn on a licensed bank) or effected through inter-bank transfers to the account of the payee, giving the payee access to immediately available, freely transferable, cleared funds and the expressions "**Ringgit**" and the abbreviation "**RM**" and "**sen**" mean the lawful currency of Malaysia;

(r) any reference to a "**day**", "**week**", "**month**" or "**year**" is to that day, week, month or year in accordance with the Gregorian calendar;

(s) a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, assets, revenues and benefits or any part of it;

(t) if any period of time is specified from a given day, or the day of a given act or event, it is to be calculated exclusive of that day and if any period of time falls on a day, which is not a Business Day, then that period is to be deemed to only expire on the next Business Day;

(u) agreements, covenants, terms, stipulations and undertakings expressed to be made by and on behalf of s shall be deemed to be made by and be binding upon s jointly and severally and each request, demand or notice to be given by s under this agreement must be made jointly and collectively by s as if they were a single party; and

(v) words denoting an obligation on a party to do any act matter or thing include an obligation to procure that it be done and words placing a party under a restriction include an obligation not to permit infringement of the restriction.

1.3 Recitals and Schedules

The recitals and schedules of and to this agreement shall have effect and be construed as an integral part of this agreement, but in the event of any conflict or discrepancy between any of the provisions of this agreement, such conflict or discrepancy shall, for the purposes of the interpretation and enforcement of this agreement, be resolved by –

(a) giving the provisions contained in the clauses of this agreement priority and precedence over the provisions contained in the recitals and schedules of and to this agreement; and

(b) giving the provisions contained in the schedules of this agreement priority and precedence over the provisions contained in the recitals to this agreement.

1.4 Table of contents

The table of contents, headings and sub-headings in this agreement are inserted merely for convenience of reference and will be ignored in the interpretation and construction of any of the provisions herein contained.

2 Sale and Purchase

2.1 Sale and Purchase

Subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants set forth in this Agreement, the Vendor hereby agrees to sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser hereby agrees to purchase all right, title and interest in and to the Assets, free and clear from all Encumbrances whatsoever, from the Vendor on an "*as-is-where-is*" basis with effect from the Completion Date. For the avoidance of doubt, the term "Assets" as used in this Agreement will mean all of the assets necessary for the conduct of the Business including without limitation to the Assets, Technology Assets and the right to use/sub-let the Licensed IP in the state of Sabah.

2.2 Purchase Consideration

The Vendor hereby agrees to sell and the Purchaser hereby agrees to purchase the Assets at the total purchase consideration of USD5 Million (US$5,000,000.00) only ("**Consideration**") on willing seller-willing buyer basis.

2.3 Mode of Satisfaction

The Consideration for the Sale Shares shall be satisfied in full by the allotment and issue of **One Hundred Sixty Six Million Six Hundred Sixty Six Thousand Six Hundred Sixty Seven (166,666,667)** new ordinary shares in the Purchaser's holding company, Verde Resources Incorporated ("**Verde**"), a Nevada USA corporation listed under QTBQB and having stock code of "VRDR" ("**Consideration Shares**") each credited as fully paid-up and ranking pari passu in all respects with the then existing shares of Verde in favour of the Vendor, or its nominee, Borneo Oil Berhad [Registration No.198901005309 (Company No.121919-H)] on a day falling on the Completion Date which shall be no later than three (3) months from the date of this Agreement subject to Clause 3 below or such further period of time the Parties may mutually agree, or if such a day is not a business day in Kuala Lumpur, the next succeeding business day.

3 Conditions for Completion

3.1 Conditions for Completion

If:

(a) each of the representations, warranties, covenants and undertakings set out hereof by the Vendor remains true and accurate at the Completion Date as if given on that date by reference to the facts and circumstances then existing;

(b) issuance of an independent valuation report by a reputable professional valuer indicating the value of the Assets;

(c) approval from the board of directors of Verde for the issuance of the Consideration Shares in favour of the Vendor, or it's nominee; and

(d) no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order, whether temporary, preliminary or permanent, which is in effect and which has or would have the effect of making the transactions contemplated by this Agreement illegal or restraining or prohibiting consummation of such transactions;

then, on the Completion Date and subject to the provisions of this Agreement, the Parties shall complete the sale and purchase of the Assets under this Agreement by virtue of the Vendor delivering the Assets to the Purchaser in accordance with Clause 4.1 below, and the Purchaser settles the Consideration in accordance with Clause 2.2.

4 Completion

4.1 Transfer and Delivery of Assets

On the Completion Date, subject to the Vendor obtaining the approval of the board of director's of Verde for the issuance of the Consideration Shares and undertaking

to deliver to the Vendor the original share certificates of the Consideration Shares duly registered in the name of the Vendor, the Vendor shall transfer the Assets to the Purchaser and shall place the Purchaser in effective possession and control of the Assets and shall deliver or cause to be delivered at the cost of the Purchaser the following to the Purchaser:

(a) (Delivery of Assets) All of the Assets hereby agreed to be sold, title to which is capable of passing by delivery, at the places where they are located;

(b) (Executed transfers) Duly executed (and where applicable, registrable) transfers, absolute / novations conveyances assignments releases discharges and other documents in the agreed terms necessary to vest full benefit of and title in the Assets which the Purchaser reasonably requires; and

The Vendor shall execute all documents, conveyance, transfer and assignment, perform all acts and deliver to the Purchaser on Completion all such documents as may be required by the Purchaser to effectively transfer and vest title to the Assets in the Purchaser and enable the Purchaser to utilise the Assets. In the event that the Assets are not completely and effectively transferred and/or assigned to the Purchaser, the Vendor agrees, undertakes and covenants to hold all the same as trustee for and on behalf of the Purchaser, and undertake, agree and covenant to take all instructions from the Purchaser to deal with the same according to the Purchaser's reasonable direction.

5 Risk and Title

5.1 Passing of Title and Risk

Title to and risk in the Assets will pass to the Purchaser on the Completion Date (where the Assets shall be delivered or deemed to have been delivered to the Purchaser by virtue of the Purchaser causing the delivery of the original share certificates of the Consideration Shares duly registered in the name of the Vendor).

6 Warranties

6.1 Vendor's Warranties

(a) The Vendor represents, warrants and undertakes to the Purchaser that the Warranties are at the date of this Agreement (except where expressly stated otherwise) and will be at the Completion Date true and accurate in all respects.

(b) The Vendor acknowledges that the Purchaser has entered into this Agreement in reliance on each of the Warranties and other representations made by the Vendor in this Agreement and none of the Warranties shall be limited or restricted by reference to or inference from the terms of the any other Warranties or any other term of this Agreement.

(c) The Warranties shall be deemed repeated immediately before Completion Date with reference to the then existing facts and circumstances.

(d) Save as necessary to give effect to the express terms of this Agreement, the Vendor shall do, allow or procure before Completion anything which is or might cause or constitute or result in a breach of any of the Warranties as given on exchange hereof and/or immediately prior to Completion.

(e) The Vendor shall forthwith disclose to the Purchaser in writing any matter or thing which may arise or become known to them after the date hereof (whether or not prior to Completion) which is or could be a breach of or inconsistent with or may render inaccurate or misleading any of the Warranties as given on exchange hereof and/or immediately prior to Completion.

(f) Where any Warranties refers to the knowledge, information, belief or awareness of the Vendor, the Vendor acknowledges that it has made reasonable enquiry into the subject matter(s) of the Warranty.

6.2 Purchaser's Warranties

The Purchaser represents, warrants, and undertakes to the Vendor that:

(a) the Purchaser is a company duly incorporated and existing under the laws of British Virgin Island and has all requisite corporate power and authority to enter into and complete this Agreement;

(b) the compliance with the terms of this Agreement and any document entered into by the Purchaser in accordance with it does not and will not conflict with or result in a breach of any of the provisions of the Purchaser's constitution; and

(c) the Purchaser has at all times carried on its business in all respects in accordance with its constitution for the time being in force and any other documents to which it is or has been a party.

7 Termination and Specific Performance

7.1 Termination

The Parties hereby agree that in the event any Party breaches any of their obligations under this Agreement, the non-defaulting Party shall serve a written notice to the defaulting Party specifying the breach and requiring the defaulting Party to remedy such breach before the Completion Date. The non-defaulting Party may terminate this Agreement in its sole and absolute discretion any time due to any breach of the defaulting Party's obligation(s) which was or were not properly remedied before the Completion Date by serving a termination notice on the defaulting Party. On the date of termination, this Agreement shall terminate and the Vendor shall not be entitled to the allotment and issuance of the Consideration Shares, and the Purchaser shall return the Assets and/or any documents pertaining to Assets transferred between the date of execution of this Agreement and the date of termination of this Agreement (if the same has been passed or delivered to the Purchaser).

7.2 Specific Performance

Notwithstanding Clause 7.1 above, the Parties hereby agree that in the event either Party breaches any of its obligations under this Agreement, the non-defaulting Party shall be at liberty to take such action in law as may be necessary to compel the defaulting Party to complete the transaction contemplated in this Agreement by way of specific performance, without any prejudice to the non-defaulting Party's rights to claim from the defaulting Party any damages, losses, costs, expenses or outgoings arising out of such failure to complete or breach.

8 Sales and Service Tax ("SST") and Other Taxes

8.1 SST and Other Taxes

Unless expressly stated otherwise in this Agreement, the Parties agree that the Consideration is exclusive of SST as may be applicable under the provision of the Sales Tax Act 2019 and Services Tax Act 2019 and/or other taxes that are applicable under the laws of Malaysia. All Transfer Taxes, if any, will be borne and paid by the Purchaser when due, and the Purchaser, at its own expense, will cause to be filed all necessary documentation with respect to all such Transfer Taxes. If the sale and purchase transaction contemplated hereunder is subject to SST and/or other form of taxes in Malaysia, the Vendor may increase the Consideration provided for by the amount of the SST and/or the other taxes and recover the additional amount from the Purchaser in addition to the Consideration.

9 Further Assurance

9.1 Further Assurance

The Parties shall execute, do and procure all other persons or companies, if necessary, to execute and do all such further deeds, assurance, acts and things as may be reasonably required so that full effect may be given to the terms and conditions of this Agreement.

10 Reconstruction of The Parties

10.1 Reconstruction

The liabilities and/or obligations created by this Agreement shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, reconstruction, merger, takeover or otherwise which may be made in the Constitution of the Parties.

11 Survival of Rights, Duties and Obligations

11.1 Survival

Termination of this Agreement for any cause shall not release a Party from any liability which at the time of termination has already accrued to another Party or which thereafter may accrue in respect of any act or omission prior to such termination.

12 Whole Agreement

12.1 Whole Agreement

This Agreement (together with any documents referred hereto) constitutes the whole agreement between the Parties and it is expressly declared that no variation hereof shall be effective unless made by the Parties in writing. This Agreement and all documents referred to herein supersede any other agreement, letters, correspondence (oral or written or expressed or implied) entered into prior to this Agreement in respect of the matters dealt with in this Agreement except

contemporaneous documents executed with reference to and ancillary to this Agreement.

13 Severability

13.1 Invalidity and Severability

If any provision of this Agreement is or may become under any written law or is found by any court or administrative body or competent jurisdiction to be illegal, void, invalid, prohibited or unenforceable then:

(a) such provision shall be ineffective to the extent of such illegality, voidness, invalidity, prohibition or unenforceability;

(b) the remaining provisions of this Agreement shall remain in full force and effect; and

(c) the Parties shall use their respective best endeavours to negotiate and agree on a substitute provision which is valid and enforceable and achieves to the greatest extent possible the economic, legal and commercial objectives of such illegal, void, invalid, prohibited or unenforceable term, condition, stipulation, provision, covenant or undertaking provided always that any such amendments and/or variations shall not have the effect of substantially changing the nature and characteristics of this Agreement.

14 Costs and Expenses

14.1 Costs of This Agreement

Each Party shall bear its own costs incurred by it in connection with the preparation, negotiation and entry into this Agreement.

14.2 Stamp Duty

All costs incurred in connection with the transfer of Assets shall be borne by the Purchaser.

15 Time

15.1 Time

Time is of the essence in this Agreement, both with regards to the times and periods mentioned herein and with regards to any time or period which may, by agreement between the Parties, be substituted for them.

16 Governing Laws and Jurisdiction

16.1 Governing Laws and Jurisdiction

This Agreement is governed by the laws of Malaysia. The Parties submit to the non-exclusive jurisdiction of the Malaysian courts.

17 Binding Effect

17.1 Binding Effect

This Agreement shall be binding upon the successors in title and permitted assigns of the Parties.

17.2 Schedules

The Schedules hereto shall be taken, read and construed as part and parcel of this Agreement as if they were expressly incorporated and set out in the body of this Agreement.

18 Notices

18.1 Notices

Any notices or other communications to the Parties hereto are required to be given, made, or served for any purpose of this Agreement:

(a) shall be in the English language in legible writing addressed to the addressee and delivered to its registered address as shown in recital hereof

(b) shall be signed by an authorised officer, or be under the common seal of the sender;

(c) in the case of a facsimile, shall be stated to be sent under the signature of an authorised officer or under the common seal of the sender;

(d) is deemed to be given by the sender and received by the addressee: -

(i) if by delivery in person, when delivered to the address;

(ii) if by pre-paid recorded delivery, three (3) Business Days after posting;

(iii) if by or pre-paid registered mail, five (5) Business Days after posting; or

(iv) if by facsimile transmission, at the time a full transmission report emanating from the facsimile machine of the sender purports to confirm that the addressee has received such facsimile;

provided that if the delivery is on a day which is not a Business Day or is after 5.00 pm, it shall be deemed to be given at 9.00 a.m. on the next Business Day.

18.2 Change in Address

A Party shall notify the other Parties of any change to its address provided that such notification shall only be effective on the later of the date specified in the notification and five (5) Business Days after deemed receipt.

19 Counterparts

19.1 Counterparts

This Agreement may be executed in any number of counterparts:

(a) each of which shall be deemed to constitute an original;

(b) all of which, taken together, shall constitute one and the same instrument, and

(c) the execution by a Party of any of which shall constitute execution by that Party of all such counterparts.

20 No Partnership

20.1 No Partnership

Nothing in this Agreement shall be deemed to constitute a partnership between the Parties nor constitute any Party the agent of any other Party for any purpose.

21 Waiver of Rights

21.1 Waiver of Rights

No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or otherwise. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies otherwise provided by law. Without limiting the foregoing, no waiver by any Party of any breach of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

22 Delivery by Facsimile or e-mail

22.1 Delivery by Facsimile or e-mail

This Agreement, and any amendments hereto, waivers hereof or consents or notifications hereunder, to the extent signed and delivered by means of a facsimile machine or by e-mail with facsimile or scan attachment, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute original forms thereof and deliver them to all other Parties. No Party shall raise the use of a facsimile machine or e-mail to deliver a signature or the fact that any signature or this Agreement was transmitted or communicated through the use of facsimile machine or by e-mail with facsimile or scan attachment as a defence to the formation of a contract, and each such Party forever waives any such defence.

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IN WITNESS WHEREOF the parties hereto have hereunto caused this Sale and Purchase Agreement to be duly executed as at the date first above mentioned.

THE VENDOR

FOR AND ON BEHALF OF)
BORNEO ENERGY SDN. BHD.)
(198401012768 (125324-H)))

Director
Name: TEO KIEW LEONG

Director
Name: ANTHONY FOO

THE PURCHASER

FOR AND ON BEHALF OF)
GOLD BILLION GLOBAL LIMITED)
(BVI COMPANY NO.: 1759774))

Director
Name:

Director BALAKRISHNAN B S MUTHU
Name:

Witnesed by

LEE CHONG HOE
640131-07-5009

SCHEDULE 1

(DETAILED ASSETS LISTING)

(1) List of Assets and Equipment

Bio fraction Asset listing (1).xlsx

(2) Licensed IP / Technology Assets

The exclusive, perpertual right and license to use, operate, manufacture, produce, develop, further create derivative works in connection to a propriertary catalytic pyrolysis technology that converts biomass into bio char, bio fuel, wood vinegar (pyrolygneus acid) and bio syn-gas. Below is a pictorial diagram of the whole process : -


Under Vacuum
Catalyst
Feedstock
Biosyn Gas
Generator
Light Bio-Crude Oil
Wood Vinegar
Heavy Bio-Crude Oil
Bio Char
Flare

SCHEDULE 2

(WARRANTIES)

1. GENERAL

1.1 The Vendor has been and remains validly incorporated or established pursuant to the laws of its country of incorporation or establishment. All corporate or other documents required to be filed or registered in respect of the Vendor with the relevant authorities have been duly filed.

1.2 The Vendor has full capacity to enter into this Agreement and to exercise its rights and perform its obligations hereunder. This Agreement is a legal, valid and binding agreement on the Vendor and is enforceable in accordance with its terms.

1.3 The execution, delivery and performance of this Agreement by the Vendor does not and shall not violate in any respect any provision of:

(a) any law or regulation or any order or decree of any governmental authority, agency or court of Malaysia;

(b) any agreement or other undertaking to which the Vendor or any one of them or the Vendor is a party or which is binding upon him/them/it or any of his/their/its assets, and does not and shall not result in the creation or imposition of any encumbrance on any of his/their/its assets pursuant to the provisions of any such agreement or other undertaking.

1.4 All written information (excluding forecast financial information) given by or on behalf of the Vendor to the Purchaser or any of its representatives was when given and is now true, complete and accurate in all material respects and not misleading in any material respect.

1.5 All information about the Assets which, if disclosed, may reasonably have been expected to affect the decision of the Purchaser to enter into this Agreement, has been disclosed to the Purchaser in writing prior to the date of this Agreement.

2. OWNERSHIP OF ASSETS

2.1 The Vendor has legal ownership, control and good and marketable title of the Assets. All the title deeds and documents that are required to prove contractual rights of the Vendor or contractual rights of the Assets are in the possession of the Vendor.

2.2 The Assets are in the possession and under the control of the Vendor which has good and marketable title thereto.

2.3 The Vendor has not disposed of or agreed to dispose of or granted or agreed to grant any security or other encumbrance in respect of any of the Assets.

2.4 None of the Assets is subject to, and there is no agreement or commitment to give or create, any option, lien or encumbrance.

2.5 None of the Assets is the subject of any factoring arrangement, conditional sale or credit agreement.

2.6 None of the Assets has been purchased on terms that property does not pass to the Vendor until full payment is made by it to the seller.

2.7 There has been no exercise, purported exercise or claim for any charge, lien, encumbrance or equity over any of the Assets and there is no dispute directly or indirectly relating to any of the Assets.

2.8 The Vendor has not omitted to do anything required or permitted to be done by it necessary for the protection of its respective title to or for the enforcement or the preservation of any order or priority of any properties or rights owned by it.

3. ASSETS

3.1 Schedule 1 contains full and accurate details of the Assets.

3.2 The equipment comprised in the Assets:

(a) are in a proper state of repair and condition and satisfactory working order;

(b) have been regularly and properly maintained;

(c) are free from encumbrances and/or outstanding liabilities;

(d) are not a subject matter to any loan and/or hire purchase facilities, in whatsoever manner; and

(e) are not subject to any pending, threatening and existing disputes, claims, legal proceedings, actions, offences, penalties, fines, judgments, orders, decrees and compulsory acquisitions.

4. SOLVENCY

4.1 The Vendor is solvent and able to pay its debts as they fall due and has assets of greater value than its liabilities.

4.2 No order has been made or petition presented or resolution passed for the winding up of the Vendor, nor has any distress, execution or other process been levied against the Vendor or action taken to repossess goods in the possession of the Vendor.

4.3 No steps have been taken for the appointment of an administrator or receiver of any part of the Vendor's property and the Vendor has not made or proposed any arrangement or composition with its creditors or any class of its creditors.

4.4 The Vendor is not a party to any transaction which could be voided in a winding up.

[the remainder of this page is left blank intentionally]

DATED THIS **DAY OF** 1 2 MAY 2021 **, 2021**

BETWEEN

TAIPAN INTERNATIONAL LIMITED
&
BORNEO RESOURCES LIMITED
&
OTHERS

(collectively, "Vendors")

AND

GOLD BILLION GLOBAL LIMITED

("Purchaser")

SHARE SALE AGREEMENT
IN RELATION TO THE
ENTIRE ISSUED AND PAID-UP SHARE CAPITAL OF
BIO RESOURCES LIMITED
(LL12628)

Purchaser's Solicitors
MESSRS TEH & LEE
A-3-3 & A-3-4, Northpoint Offices,
Mid Valley City, No. 1, Medan Syed Putra,
59200 Kuala Lumpur

THIS AGREEMENT ("**Agreement**") is made on the day of 1 2 MAY 2021 2021.

BETWEEN:

1. **THE PARTIES** whose particulars are set out in **Schedule I** hereto (collectively, the "**Vendors**" and each, a "**Vendor**") of the one part;

AND

2. **GOLD BILLION GLOBAL LIMITED (BVI COMPANY NO.: 1759774)**, a company incorporated in the British Virgin Island and having its registered address at Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Island and a wholly-owned subsidiary of Verde Resources Incorporated (**"VERDE"**) a Nevada USA corporation listed under OTCQB and having stock code **"VRDR" ("Purchaser")** of the other part.

(The Vendors and the Purchaser shall hereinafter collectively be referred to as the "**Parties**" and any one of them as the "**Party**" where relevant in context).

WHEREAS: -

A. **Company:** **Bio Resources Limited (LL12628)**, is a company incorporated in Labuan and having its registered office at Level 1, Lot 7, Block F, Saguking Commercial Building, Jalan Patau-Patau, 87000 Labuan F.T., Malaysia ("**Company**") with an issued share capital of $100,000 comprising of 100,000 ordinary shares which have been issued and are fully paid up or credited as paid up as at the date of this Agreement ("**Sale Shares**").

B. **Company's Business:** The Company is principally involved in the business of providing technology and equipment using its own proprietary Catalytic Biofraction Process for converting biomass mainly palm biomass waste, into commercially viable products such as bio-oil, pyroligneous acid, bio-char and bio-syngas.

C. **Catalytic Biofraction Process:** The Company is the beneficial and/or registered proprietor of the intellectual property known as "Catalytic Biofraction Process", details of which are set out in **Schedule II** hereto ("**IP**"). The IP is a slow pyrolysis process using a proprietary catalyst to depolymerise biomass including palm biomass wastes (Empty Fruit Bunches or Palm Kernel Shells) in temperature range of 350 deg C to 500 deg C to yield commercially valuable bio products: bio-oil, wood vinegar (Pyroligneous acid), biochar and bio-syngas. The IP is a second-generation pyrolysis process where non-food feedstock like palm biomass wastes is used as feedstock.

D. **Financial Position:** The financial position of the Company is as shown in its Unaudited Management Accounts for the 12-month financial period ended 31 December 2020 of which a copy of the document is annexed in the **Schedule III** hereto.

E. **Sale and Purchase:** The Vendors have agreed to sell such number of shares in their respective proportions as detailed in fifth column of **Schedule I** ("**Sale Shares**") and the Purchaser has agreed to purchase the Sale Shares free from all encumbrances, claims, charges and lien together with all rights attached thereto and all dividends, rights and distributions declared in respect thereof after the date of this Agreement at the Purchase Consideration (as defined below) and upon the terms and conditions hereinafter contained.

F. **Purchaser's Solicitors:** The Purchaser confirms that it has appointed Messrs Teh & Lee, Advocates & Solicitors of Unit A-3-3 & A-3-4, Northpoint Offices, Mid Valley City, No.1, Medan Syed Putra, 59200 Kuala Lumpur ("**Purchaser' Solicitors**") as its solicitors for the sale and purchase of the Sale Shares.

THIS AGREEMENT WITNESSETH as follows: -

1. DEFINITION, INTERPRETATION & CONSTRUCTION

1.1 **Definitions:** In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings: -

Words & Expression	Meaning
"Accounts Date"	Means 31 December 2020
"Unaudited Management Accounts"	Means the Unaudited Management Accounts of the Company for the financial period ended 31 December 2020
"Company"	Shall have the same meaning as set out in **Recital A**, which definition shall include its successor-in-title and permitted assign
"Completion"	Means the completion of this Agreement pursuant to Clause 5
"Completion Date"	Means the actual date on which the completion of the Sale Shares occurs whereby performance of the Parties of their respective obligations under Clauses 5.2 and 5.3 shall have taken place
"Completion Period"	Means the period of no later than six (6) months from the date of this Agreement
"Event of Default"	Means any, each or all (as the context may require) of the Event of Default as set out in Clause 12.1 hereof
"Market Day"	Means any day from Monday to Friday or a gazette public holiday where banks and financial institutions are open in Labuan
"Material Transaction"	Means any transaction with any third parties, including but not limited to any agreement, undertaking, guarantee, lien, pledge, commitment which exceeds the sum of USD50,000 and/or which would have a contractual duration exceeding twelve (12) months and which would have a significant impact on the reputation and business of the Company
"Purchase Consideration"	Shall have the same meaning as set out in Clause 2.1
"Purchaser"	Shall have the same meaning as set out in the Preamble which definition shall include its successor-in-title and permitted assign
"USD" or **"US$"**	Means US Dollar, the lawful currency of the United States
"Sale Shares"	Shall have the meaning as defined and set out in Recital A hereof and any reference to **"Sale Share"** shall mean each or any one of them
"Vendors"	Shall have the same meaning as set out in the Preamble, which definition shall include its successor-in-title and permitted assigns
"Warranties"	Means the representations, warranties, covenants and undertakings referred to in Clauses 7 and 8, and Schedule IV

1.2 **Interpretations:** In this Agreement, unless there is something in the subject or context inconsistent with such construction or unless it is otherwise expressly provided: -

1.2.1 words denoting one gender include all other genders and words denoting the singular include the plural and vice versa;

1.2.2 words denoting persons include corporations and vice versa, and also include their respective heirs, personal representatives, successors-in-title or permitted assigns, as the case may be;

1.2.3 words and phrases, definitions of which are given in the relevant regulations shall be construed as having the meaning thereby attributed to them, but excluding any statutory modification thereof not in force at the date of this Agreement;

1.2.4 where a word or phrase is given a defined meaning in this Agreement any other part of speech or other grammatical forms in respect of such word or phrase has a corresponding meaning;

1.2.5 a word or phrase indicates an exception to any of the provisions of this Agreement, and where a wider construction is possible, such word or phrase is not to be construed *ejusdem generis* with any foregoing words or phrases and where a word or phrase serves only to illustrate or emphasise any of the provisions of this Agreement such word or phrase is not to be construed or to take effect, as limiting the generality of such provision;

1.2.6 any reference to a recital, sub-paragraph, paragraph, sub-clause, clause or parties is to the relevant recital, sub-paragraph, paragraph, sub-clause, clause or parties of, or to, this Agreement and any reference to this Agreement or any of the provisions hereof includes all amendments and modifications made to this Agreement from time to time in force;

1.2.7 any reference to a statutory provision includes any modification, consolidation or reenactment thereof for the time being in force, and all statutory instruments or orders made pursuant thereto;

1.2.8 any reference to "**writing**", or cognate expressions, includes any communication effected by telex, cable, facsimile transmission or other comparable means;

1.2.9 any reference to a "**day**", "**week**", "**month**" or "**year**" is to that day, week, month or year in accordance with the Gregorian calendar;

1.2.10 any reference to '**indemnify**' and '**indemnifying**' any person against any circumstance include indemnifying and keeping him harmless from all actions, claims and proceedings from time to time made against that person and all loss or damage and all payments, costs or expenses made or incurred by that person as a consequence of or which would not have arisen but for that circumstance;

1.2.11 if any period of time is specified from a given day, or the day of a given act or event, it is to be calculated exclusive of that day;

1.2.12 the words "**hereof**", "**herein**", "**hereon**" and "**hereunder**" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

1.2.13 references to clauses, schedules, appendices and attachments are references to clauses, schedules, appendices and attachments of this Agreement;

1.2.14 the schedules, appendices and attachments hereto shall be taken, read, and construed as part and parcel of this Agreement as if they were expressly incorporated and set out in the body of this Agreement;

1.2.15 all references to any company in this Agreement shall include its successors-in-title and permitted assigns. All references to any person in this Agreement shall include his estate, administrator and estate; and

1.2.16 any reference to "**amendment**" includes any variation, deletion, supplement or additions and "amend" and "amended" shall be construed accordingly.

1.3 **Recitals:** The Recitals to this Agreement shall have effect and be construed as an integral part of this Agreement, but in the event of any conflict or discrepancy between any of the provisions of this Agreement with the Recital to this Agreement, such conflict or discrepancy shall, for the purposes of the interpretation and enforcement of this Agreement, be resolved by giving the provisions contained in the clauses of this Agreement priority and precedence over the provisions contained in the Recitals to this Agreement.

1.4 **Table of Contents & Headings:** The table of contents, headings and sub-headings in this Agreement are inserted merely for convenience of reference and shall be ignored in the interpretation and construction of any of the provision herein contained.

2. SALE & PURCHASE

2.1 **Agreement:** Upon the terms and subject to the conditions of this Agreement, in consideration of the mutual covenants contained herein and further in reliance upon the Warranties, the Vendors agree to sell and the Purchaser agrees to purchase the Sale Shares, on a "*willing buyer willing seller*" basis, free from all encumbrances, claims, charges, lien and equities together with all rights attached thereto and all dividends rights and distributions declared paid or made in respect thereof from the date of this Agreement at the purchase consideration of **US$30,000,000 (Thirty Million) ("Purchase Consideration"**).

3. CONSIDERATION AND SATISFACTION

3.1 **Basis of the Consideration:** The Purchase Consideration was arrived at on a "*willing seller willing buyer*" basis after taking into consideration, *inter alia*, the goodwill of the Company on Completion.

3.2 **Mode of Satisfaction:** Subject to the terms and conditions of this Agreement, the Purchase Consideration shall be satisfied by the on the Completion Date (which shall not be earlier than **six (6) months** from the date of this Agreement.

3.3 **Adjustment to the Purchase Consideration**: From the date of this Agreement, the Vendors shall allow the Purchaser's officers or representatives to perform all such acts necessary (including but not limited to stock taking, auditing and due diligence exercise etc.) to ascertain the valuation of the Company. The Parties shall engage an independent professional valuer to ascertain the valuation of the Company indicating the acquisition value of the Company; the Parties agree that there shall be an adjustment of the Purchase Consideration for any variance provided always that the adjustment sum shall be mutually agreed by the Parties.

3.4 **Mode of satisfaction of the of Purchase Consideration :** The Purchase Cosideration shall be satisfied as follows:

3.4.1 the sum of **USD 9,645,000** shall be satisfied in full by the allotment and issue of **Three Hundred Twenty One Million Five Hundred (321,500,000)** new ordinary shares in the Purchaser's holding company, Verde Resources Incorporated ("**Verde**"), a Nevada USA corporation listed under QTBQB and having stock code of "VRDR" ("**Consideration Shares**") each credited as fully paid-up and ranking pari passu in all respects with the then-existing shares of Verde in favour of the Vendors, or its nominee(s) on a day falling on the Completion Date or such further period of time the Parties may mutually agree, or if such a day is not a business day in Kuala Lumpur, the next succeeding business day;

3.4.2 Subject to the final adjustment of the Purchase Consideration (if any) in accordance with Clause 3.3 hereinabove, the remaining balance shall be settled by way of the issuance of Promissory Notes to the Vendors in the form and substance as annexed hereto as **Schedule V**.

4. PRE-COMPLETION OBLIGATIONS

4.1 **Pre-Completion Obligations:** This Agreement shall be subject to the following pre-completion obligations being achieved and/or procured: -

4.1.1 the approval from the board of directors of the Vendors (body corporate) and/or the Company approving the sale and/or transfer of the Sale Shares;

4.1.2 the approval from the board of directors of the Purchaser approving the transaction contemplated herein and/or such other approvals required (if any);

4.1.3 satisfactory due diligence review at the Purchaser's own costs and the Vendors hereby grant to the Purchaser, its servants and/or duly authorised agents the right to access to the relevant documents of the Company for such purposes;

4.1.4 the Vendors shall procure the consent from the Company's financiers/lenders to continue with their facilities with conditions not more onerous or detrimental to the Company than those presently existing (if any); and

4.1.5 the Vendors shall procure the approval(s) and waiver(s) of such other authorities, licensors, financial institutions, creditors, lenders and/or parties, if necessary, which approval(s) and/or waivers shall be procured by the Vendors with conditions not more onerous or detrimental to the Company than those presently existing, for the transfer of the Company's shares to the Purchaser.

4.2 **Application:** The Parties shall covenant to adhere and undertake to make the necessary applications with the relevant authorities for the aforesaid approvals, and the Parties must cooperate and exercise their best endeavours to assist the other Party in applying for and obtaining the aforesaid approvals.

4.3 **Variation:** In the event that the relevant authorities shall impose conditions and/or variations to the terms and conditions of this Agreement on the Purchaser, the Vendors forthwith inform the Purchaser and the Vendors shall further appeal to the relevant bodies for the revision or removal of the conditions and/or variations, within seven (7) days of receipt of notification from the relevant party. In the event of such an appeal, the Purchaser shall inform the Vendors as to whether it accepts the decision upon the appeal within seven (7) days of receipt of the same from the relevant body, failing which the results of the appeal shall deem to have been accepted. In the event that one Party shall give notice to the other party that it does not accept the results of the appeal within the requisite period, the Condition Precedent shall then be considered as not to have been fulfilled, in which case Clause 4.4 shall apply.

4.4 **Pre-Completion Obligations by the Vendors:** On the execution of this Agreement, the Vendors shall fulfill further the following:

4.4.1 ensure that two (2) representatives from the Purchaser shall be allowed to attend all of the Company's board of directors' meetings;

4.4.2 ensure that the Purchaser has been informed of and/or has reviewed any resolution in writing which shall be passed by the Company's board of directors; and

4.4.3 ensure that the Company does not enter into any new Material Transaction without the prior approval of the Purchaser.

5. COMPLETION

5.1 **Conditions for Completion:** Provided that this Agreement has not been terminated in accordance with the terms and conditions herein contained and in the event: -

5.1.1 no Event of Default has occurred or would occur as a result of the completion of this Agreement;

5.1.2 the Pre-Completion Obligations as set out in Clause 4.1 hereof have been procured, obtained and/or fulfilled or waived by the Purchaser and the terms and conditions in the documentation set out in Clause 4.1.5 is unchanged;

5.1.3 all sums owing to the creditors by the Company have been fully paid or settled by the Vendors;

5.1.4 there has been no material adverse change in the operation and financial condition of the Company since the date of this Agreement;

5.1.5 each of the representations and warranties set out in Clause 5 hereof remains accurate at the Completion Date as if given on that date by reference to the facts and circumstances then existing;

5.1.6 the Vendors have not breached any undertakings, representations, warranties and covenants under this Agreement; and

5.1.7 no governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order, whether temporary, preliminary or permanent, which is in effect and which has or would have the effect of making the transactions contemplated by this Agreement illegal or restraining or prohibiting consummation of such transactions,

then, subject to the provisions of this Agreement and in particular subject to Clause 5.2 hereof, the Vendors shall, on the Completion Date, complete the transfer of the Sale Shares under this Agreement.

5.2 **Transfer Documents:** Subject to the fulfilment (or waiver, as the case may be) of the conditions to Completion set out in Clause 5.1, Completion shall take place on the Completion Date, at the principal place of business of the Purchaser in Malaysia (or on such date at such time and venue otherwise agreed in writing by the Parties), whereby the Vendor shall pass to the Purchaser's Solicitors: -

5.2.1 the valid and registrable Instrument of Transfer of Shares in respect of the Sale Shares duly executed by the Vendors in favour of the Purchaser;

5.2.2 all the original share certificates representing the entire Sale Shares registered under the names of the Vendors;

5.2.3 a copy of the signed and undated board of directors' resolution of the Company and/or the Vendors (body corporate) approving the transfer of the Sale Shares and issuance of new share certificates in favour of the Purchaser;

5.2.4 a copy of the signed and undated board of directors' resolution of the Company approving the resignation of the current directors of the Company and appointment of directors nominated by the Purchaser to the board of directors of the Company;

5.2.5 a copy each of the signed and undated resignation letters of the current directors, confirming that they are resigning from their position as directors of the Company with effect from the Completion Date, free of any further compensation and amount owing to them;

5.2.6 a copy of the signed and undated board of directors' resolutions of the Company approving the replacement of the current bank signatories with the nominees of the Purchaser in respect of all the bank accounts of the Company;

5.2.7 such waivers, consents or other documents as may be required to effect the transfer and give good title to the Purchaser to enable the Purchaser to become the registered holders of the Sale Shares;

5.2.8 the common seal and all books, registers, documents, titles of assets and properties, papers and all the necessary authorisations as shall be necessary so as to enable the Purchaser to obtain physical possession of the assets, properties, contracts, bank accounts of the Company;

5.2.9 the certificate of incorporation, minute books, ledgers, books of account, capital register, all copies of the Company's Constitution (if any) and all such other files, records, documents and instruments whatsoever of the Company or otherwise hereto before entered into by the Company with any person, firm or company in the course of its business or otherwise in respect of its activities, business, financial position or transactions whatsoever;

5.2.10 all cheque books, financial and accounting books and records, copies of taxation returns and assessments, agreements and insurance policies;

5.2.11 a copy of the signed and undated board of directors' resolution of the Company approving the resignation of the company secretary effective as at the Completion Date;

5.2.12 undated letter of resignation of the Company's current auditors and/or company secretary, effective as at the Completion Date;

5.2.13 the business licenses and all ancillary documents to give effect to the same, including but not limited to any sub-licensing agreements, novation in favour of the Company, consents, approvals, plans and reports (if any); and

5.2.14 all other documents pertaining to the Company in its ordinary course of business.

5.3 **Purchaser's Delivery:** Simultaneously in exchange of the Transfer Documents and delivery of documents set out in Clause 5.2, the Purchaser shall satisfy the Purchase Consideration in the manner set forth in Clause 3.2 above.

5.4 **Completion:** For the avoidance of doubt, it is hereby agreed that upon the performance of the Parties hereto of their respective obligations listed in Clause 5.2 and Clause 5.3 hereof, this Agreement shall be deemed completed.

5.5 **Failure To Complete:** In the event that any of the Parties hereto without any material default by the other Party hereto fail and/or neglect to complete this transaction after the Pre-completion Obligations have been fulfilled in accordance with Clause 4.1 hereof or shall breach any material term or condition of this Agreement, the Party not in breach of this Agreement shall be entitled to forthwith terminate this Agreement by notice in writing to the Party in default and the defaulting Party shall be liable for all costs and expenses incurred by the non-defaulting Party, including the costs and expenses incurred by the non-defaulting Party for making payment to the consultants, solicitors, and any other costs and expenses involved in the application and implementation of this sale and purchase of Sale Shares thereafter neither Party shall have any further rights and obligations against the other.

6. UNDERSTANDING OF THE PARTIES

6.1 **Assets:** For the avoidance of doubt, the acquisition of the Sale Shares shall be construed as all assets and liabilities of the Company.

7. VENDORS' WARRANTIES AND REPRESENTATIONS

7.1 **Vendors' Warranties and Representations:** The Vendors hereby give such Warranties to the Purchaser as stipulated in **Schedule IV**. The sale and purchase of the Sale Shares is expressly subject to the Vendors' Warranties and each of the Vendors' Warranties shall be deemed to have been repeated and made afresh in their entirety on the Completion Date and shall continue to be true and correct in all respects as at the Completion Date.

7.2 **Continuing Disclosure:** The Vendors undertake to immediately disclose to the Purchaser anything that comes to their notice prior to the Completion Date which is inconsistent with the Warranties and contained in **Schedule IV** and/or in this Agreement.

8. COVENANTS & UNDERTAKINGS IN RELATION TO THE COMPANY PENDING COMPLETION

8.1 **Positive Covenants:** The Vendors, jointly and severally, hereby covenant and undertake that it shall do or cause and procure the Company to do the following upon the execution of this Agreement until the Completion Date:

8.1.1 carry on the business of the Company in, and only in, the usual, regular and ordinary course in substantially the same manner as heretofore and, to the extent consistent with such business, keep available the services of its present officers and employees unless decide otherwise by the said officers or employees unilaterally without any influence by the Vendors, and preserve its relationships with educational partners, counterparties, customers, suppliers and any party having business dealings with it to the end that its goodwill and going business shall be unimpaired at the Completion Date;

8.1.2 maintain all its material structures, equipment fixtures and fittings together with other tangible property in good repair, order and condition, except for depletion, depreciation, ordinary wear and tear and damage by unavoidable casualty;

8.1.3 to do all acts to ensure its premises and/or assets will not breach any insurance policies;

8.1.4 keep in full force and effect insurance at least comparable in amount and scope of coverage to replace the properties, inventories, equipment and goods;

8.1.5 perform in all material respects all of its obligations under agreements, contracts and instruments relating to or affecting its properties, assets and business;

8.1.6 maintain its books of account and records in the usual, regular and ordinary manner;

8.1.7 there shall be no material adverse change in the financial conditions, operations, businesses or prospects of the Company;

8.1.8 pay and settle all outgoings including monthly rental, mortgage, quit rent, assessment, water, electricity and sewage charges, whichever applicable, and any other cost, expenses and charges in respect of the premises;

8.1.9 comply in all material respects with all statutes, laws, ordinances, rules and regulations applicable to it and to the conduct of its business; and

8.1.10 to immediately notify the Purchaser in writing of any material adverse change in the financial condition, operations, business or prospects of the Company (if any) or any changes in circumstances which may impact the status of any of the Company's business licenses.

8.2 <u>**Negative Covenants**</u>: Save and except as herein provided, the Vendors, jointly and severally covenant that between the date of this Agreement and the Completion Date, they shall not without the prior written consent of the Purchaser cause the Company to:

8.2.1 create, extend, grant or issue or agree to create, extend, grant or issue any mortgage, charge, debenture or other securities over the Sale Shares and/or the assets of the Company;

8.2.2 create or issue or agree to create or issue any shares or loan capital or give or agree to give any option in respect of any shares or loan capital of the Company;

8.2.3 enter into any long-term contract or capital commitment which is not in the ordinary course of business;

8.2.4 dispose of or remove any part of the Company's material assets or acquire any material assets other than in the ordinary course of business;

8.2.5 do or suffer anything whereby the financial position of the Company shall be rendered less favourable than at the date hereof other than in the ordinary course of business;

8.2.6 pass any resolution in general meeting or adopt or make any alteration to the provisions of the Constitution of the Company (if applicable);

8.2.7 except as required by applicable law, in any way depart from the ordinary course of its day to day business either as regards to the nature, scope, or manner of conducting the same;

8.2.8 pay or agree to pay its directors or any of them any remuneration or other emoluments, bonus or benefits (including directors fees) save and except for any agreed remuneration or other emoluments, bonus or benefits already disclosed and agreed upon before the date of this Agreement;

8.2.9 appoint any new directors or change the management of the Company;

8.2.10 do or cause or allow to be done or omitted any act or thing which would result (or be likely to result) in the Company incurring any contingent liability or in the diminution of the value of the Sale Shares;

8.2.11 do or cause or allow to be done or omitted any act or thing which would result (or be likely to result) in a breach of any of the representations, warranties or undertakings contained herein;

8.2.12 do or cause or allow to be done or omitted to be done any act or thing which would result in the Company incurring additional material liability other than as currently disclosed in the Unaudited Management Accounts of the Company as at the Accounts Date and save and except in the ordinary course of business; and

8.2.13 enter into any Material Transactions.

9 REMEDIES

9.1 **Breach of Representations, Warranties, Covenants, Undertakings and Indemnities:** If at any time after Completion, it should transpire that any of the Warranties and indemnities is untrue or incorrect and has been breached, then the Vendors will as the Purchaser may elect but subject to Clause 9.2 below:-

9.1.1 immediately pay to the Purchaser a cash amount sufficient to compensate the Purchaser against all loss suffered by it in consequence of such breach taking into account in particular the resulting diminution as at the Completion Date in the value of the Sale Shares; or

9.1.2 immediately pay to the Company (as the case may be) a cash amount equal to the diminution or shortfall in value of any of its or their asset and/or the amount of any liability which would not have been made or incurred or occasioned if the relevant matters had been as represented in the representations, warranties, covenants, undertakings and indemnities.

9.2 **Remedies:** Notwithstanding anything to the contrary stated in Clause 9.1, no remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any of the Parties hereto shall not constitute a waiver by such Party of the right to pursue any other available remedy.

10 INDEMNITY

10.1 **Vendors' Indemnities:** Notwithstanding the completion of the sale and purchase of the Sale Shares, the Vendors hereby undertake, covenant and agree with the Purchaser that they shall at all times hereafter keep the Purchaser fully and effectively indemnified against all claims, penalties, fines, imposts, liabilities, charges, interest, demands, suits, proceedings, losses, damages and/or expenses (including solicitor's costs) brought against or directly or indirectly incurred or suffered by the Purchaser or is made wholly or partly in respect of or on consequence of any acts or omissions of the Vendors and of which is not disclosed or provided for in this Agreement or any of the Schedules herein and/or the Company as a consequence of:-

10.1.1 any liabilities of the Company (actual or contingent) whatsoever incurred prior to the Completion Date not provided for in the Unaudited Management Accounts including without limitation any form of tax liability whatsoever falling on the Company in respect of all periods ending on or before the Completion Date or any relief, allowance, set-off or deduction disallowed in computing profits or right of repayment of any taxes to the extent that the same is/are payable or suffered by the Purchaser or the Company;

10.1.2 any disputes, claims or proceedings (existing and/or contingent) made or brought against the Company by any person(s) wholly or partly in respect of, or in consequence of, any acts, omissions or transactions whatsoever of the Company and/or of the Vendors occurring or entered into on or before the Completion Date (collectively "**Said Claims**");

10.1.3 any depletion in the assets of the Company or loss of allowance, set off or deduction occasioned or suffered which results in a deficiency arising out of any breach or non-performance of any of the warranties, representations and undertakings hereunder or in connection with the rectifying of any breach of the warranties, representations and undertakings set out in this Agreement; and

10.1.4 any breach of or non-performance by the Vendors of any of the representations, warranties, obligations, covenants and/or undertakings hereunder which results in a deficiency.

10.2 **Indemnity:** Notwithstanding Clause 10.1 and anything to the contrary stated in this Agreement, in the event that a Party commits any breach of the covenants on its part contained herein whereby such warranties or representations are found to be untrue, false or incorrect, the affected Party shall be entitled to forthwith terminate this Agreement without prejudice to its rights to claim for all damages, losses, expenses and costs incurred as a result of such termination or alternatively, the affected Party may choose to complete this Agreement but without prejudice to its rights to claim for all damages, losses, expenses and costs incurred as a result of such breach by the other Party.

11 TERMINATION

11.1 **Termination Event:** On the occurrence of any of the following defaulting events (each an "**Event of Default**") stated hereunder and provided that the Event of Default occurs before the Completion Date, the other non-defaulting Party ("**Non-Defaulting Party**") may (but is not obliged to) give notice in writing to the defaulting Party ("**Defaulting Party**"). In the event the Defaulting Party is the Vendors, it shall include the Vendors' conduct as listed below. In the event that such conduct of default relates to the Company, then it shall be deemed to be the default of the Vendors enabling the Non-Defaulting Party to send notice to the Defaulting Party for termination specifying the default or breach of the Defaulting Party or requiring the Defaulting Party to remedy the said default or breach within fourteen (14) days or such extended period as may be allowed by the Non-Defaulting Party, of the receipt of such notice: -

11.1.1 **Breach:** breach of any material or fundamental terms or conditions of this Agreement or a failure to perform or observe any material or fundamental undertaking, obligation or agreement expressed or implied in this Agreement including the breach of any material warranties; or

11.1.2 **Receiver:** a receiver, receiver and manager, trustee or similar official is appointed over any of the assets or undertaking of the Vendors or the Company; or

11.1.3 **Arrangements:** the Defaulting Party or the Company enter into or resolve to enter into any arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them; or

11.1.4 **Winding-Up:** an application, petition or order is made for the bankruptcy, winding-up or dissolution of the Defaulting Party or the Company, or a resolution is passed or any steps taken to pass a resolution for the winding-up or dissolution of the Company, otherwise than for the purpose of an amalgamation or reconstruction which has prior written consent of the Non-Defaulting Party; or

11.1.5 **Events of Default:** the Defaulting Party or the Company commit any act or omit to do an act which results in the breach or non-fulfilment of any term or condition of any banking, finance or credit facility which has the effect of causing the events specified in sub-clauses 11.1.2, 11.1.3 and 11.1.4 to occur; or

11.1.6 **Misrepresentation:** any representation, warranty or statement which is made (or acknowledged to have been made) by the Defaulting Party in this Agreement or which is contained in any certificate, statement, legal opinion, notice, replies made in the course of the due diligence review or information furnished in the due diligence review or provided under or in connection herewith or therewith proves to be incorrect in any material respect; or

11.1.7 **Nationalisation:** any agency of any state seizes, compulsorily acquires, expropriates or nationalises all or a material part of the assets or shares of the Company, which may materially affect the outcome of this Agreement whereby the Company shall be vested or divested with the interest; or

11.1.8 **Government Action:** any governmental authority or any person or entity acting or purporting to act under any governmental authority shall have taken any action in order to condemn, seize, appropriate or assume custody or control of the Company or all or any substantial part of the assets of the Company or to curtail its authority in the overall conduct of its business or operations.

11.2 **Termination:** If the Defaulting Party fails to remedy the relevant default or breach within the said fourteen (14) days or such extended period as may be allowed by the Non-Defaulting Party after being given notice by the

Non-Defaulting Party, to rectify such breach, the Non-Defaulting Party may elect to terminate this Agreement and claim damages or pursue its action as set out in Clause 11.3 hereof whereby the Vendors shall return all monies received hereunder, if any, free of interest to the Purchaser and if the documents mentioned in Clause 5 hereof have been delivered to the Purchaser, the Purchaser shall return the same to the Vendors and thereafter this Agreement shall be of no further effect and no Party shall have any further claim against any other Parties save and except for any antecedent breach. In the event that the Purchaser is the Defaulting Party, and the Vendors shall have the right to terminate this Agreement and shall be entitled to forfeit the Deposit and to return all other monies received by the Vendors from the Purchaser (if any).

11.3 **Specific Performance:** Either Party shall be entitled to claim specific performance of this Agreement against the other Party and for this purpose the Parties hereby agree that an alternative remedy of monetary compensation shall not be regarded as sufficient compensation for such other Party's default in the performance of the terms and conditions of this Agreement.

11.4 **Survival:** Any termination of any part of the transaction under this Agreement may not affect the other part of transactions under this Agreement, if the Non Defaulting Party decides to proceed with the rest of the transactions.

12 ACCESS AND INFORMATION

12.1 **Access and Information:** The Vendors hereby jointly and severally agree, undertake and covenant that from the date of this Agreement until the Completion Date, it shall cause the Company to give to the Purchaser and/or its duly authorised agents, representatives or professional advisers full access during normal business hours to the Company's properties, books, records, contracts and commitments and will furnish all such information and documents relating to its properties and business as the Purchaser may reasonably request. In the event that this Agreement is terminated, the Purchaser shall keep and cause its agents, representatives or professional advisers to keep confidential any information (unless readily ascertainable from public information or sources or otherwise required by laws to be disclosed) obtained from the Vendors or the Company in connection with this Agreement and will promptly return to the Vendors or the Company all documents and other written materials so obtained.

13 FURTHER ASSURANCE

13.1 **Further Assurance:** The Parties hereto shall execute, do and procure all other persons or companies, if necessary, to execute and do all such further deeds, assurance, acts and things as may be reasonably required so that full effect may be given to the terms and conditions of this Agreement.

14 PARTIES RECONSTRUCTION OR INCAPACITY

14.1 **Reconstruction:** The liabilities and/or obligations created by this Agreement shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, reconstruction, merger, takeover or otherwise which may be made in the Constitution of the Parties.

15 WHOLE AGREEMENT

15.1 **Whole Agreement:** This Agreement (together with any documents referred hereto) constitutes the whole agreement between the Parties hereto and it is expressly declared that no variation hereof shall be effective unless made by the Parties hereto in writing.

15.2 **Schedules:** The Schedules hereto shall be taken, read and construed as part and parcel of this Agreement as if they were expressly incorporated and set out in the body of this Agreement.

16 SEVERABILITY

16.1 **Invalidity & Severability:** If any provision of this Agreement is or may become under any written law or is found by any court or administrative body or competent jurisdiction to be illegal, void, invalid, prohibited or unenforceable then: -

16.1.1 such provision shall be ineffective to the extent of such illegality, voidness, invalidity, prohibition or unenforceability;

16.1.2 the remaining provisions of this Agreement shall remain in full force and effect; and

16.1.3 the Parties shall use their respective best endeavors to negotiate and agree on a substitute provision which is valid and enforceable and achieves to the greatest extent possible the economic, legal and commercial objectives of such illegal, void, invalid, prohibited or unenforceable term, condition, stipulation, provision, covenant or undertaking provided always that any such amendments and/or variations shall not have the effect of substantially changing the nature and characteristics of this Agreement.

17 COSTS AND EXPENSES

17.1 **Costs & Expenses:** Each Party shall bear its own costs and expenses, including solicitors' fees of and incidental to this Agreement and the completion thereof save that all stamp duties and registration fees payable for the registration of the Sale Shares in favour of the Purchaser shall be borne by the Purchaser.

18 TIME

18.1 **Time:** Any time or period mentioned in any provision of this Agreement may be extended by mutual written agreement between the Parties but as regards any time, date or period originally fixed or any time, date or period so extended as aforesaid time shall be of the essence.

19 COUNTERPARTS

19.1 **Counterparts:** This Agreement may be signed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute one and the same agreement. Any Party may enter into this Agreement by signing any such counterpart. Each counterpart may be signed and executed by the Parties and transmitted by facsimile transmission and shall be as valid and effectual as if executed as an original.

20 ACQUIESCENCE

20.1 **Acquiescence:** Any time or indulgence granted or knowledge or acquiescence by either Party hereto of the breach of any of the covenants, undertakings, warranties or representations herein contained shall not operate as or be deemed to be a waiver of such covenants, undertakings, warranties, representations or any of them and notwithstanding such knowledge or acquiescence, each Party hereto shall be entitled to its respective rights under this Agreement and to require strict performance of the other of the terms and conditions herein.

21 GOVERNING LAW

21.1 **Governing Laws**: The formation, execution, validity, interpretation and performance of this Agreement shall be governed by, and construed in accordance with the laws of Malaysia.

21.2 **Dispute Resolution**: Each of the Parties irrevocably agrees that the courts of Malaysia shall have non-exclusive jurisdiction to hear and decide any suit, action or proceedings, and/or to settle any disputes, which may arise out of or in connection with this Agreement or its formation (respectively, "**Proceedings**" and "**Disputes**") and, for these purposes, each Party irrevocably submits to the jurisdiction of the courts of Malaysia. Each Party irrevocably waives any objection which it might at any time have to the courts of Malaysia being nominated as the forum to hear and decide any Proceedings and to settle any Disputes and agrees not to claim that the courts of Malaysia are not a convenient or appropriate forum for any such Proceedings or Disputes and further

irrevocably agrees that a judgment in any Proceedings or Disputes brought in any court referred to in this clause shall be conclusive and binding upon the Parties and may be enforced in the courts of any other jurisdiction.

22 BINDING EFFECT

22.1 **Binding Effect:** This Agreement shall be binding upon the heirs, executors, administrators, successor-in-title, permitted assigned of the Vendors and the Purchaser.

23 NOTICES

23.1 **Notices:** Notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by prepaid registered post with recorded delivery, or by legible facsimile addressed to the intended recipient at its address set out in this Agreement or to such other address or facsimile number as any party may from time to time duly notify to the others.

23.2 **Receipt of Notice:** A notice is deemed to be given by the sender and received by the addressee: -

23.2.1 if by delivery in person, when delivered to the address provided that if the delivery is on a day which is not a Business Day or is after 5.00 pm, it shall be deemed to be given at 9.00 a.m. on the next Business Day; or

23.2.2 if by ordinary or registered post, three (3) Market Days after posting; or

23.2.3 if by facsimile transmission, at the time a full transmission report emanating from the facsimile machine of the sender purports to confirm that the addressee has received such facsimile.

24 ASSIGNMENT

24.1 **Assignment:** Neither Party may assign this Agreement or any right granted hereunder without the prior written consent of the other party except that the Purchaser may assign its rights and obligations hereunder to any of its subsidiaries or affiliated entities.

25 FORCE MAJEURE

25.1 **Force Majeure:** No Party shall be in breach of this Agreement if there is any act of God, fire, flood, storm, earthquake, earth movement, landslide, insects, epidemic, pandemic, illness, disease, infestation, lightning, act / order / control by law or of government or state or other authorities, blockade, sanction, disruption, hostilities (whether war is declared or not), war, terrorist activities, riot, civil commotion, insurrection, embargo, strikes, lockout, lockdown, labour disputes of whatever nature, defect, stoppage, breakage, shortage, rationing, restriction, or any other cause beyond the control of any party. If any party is unable to perform its duties and obligations under this Agreement as a direct result of the effect of one of those reasons that party shall give written notice to the other parties of the inability which sets out full details of the reason in question. The operation of this Agreement shall be suspended during the period (and only during the period) in which the reason continues. Forthwith upon the reason ceasing to exist, the party relying upon it shall give written advice to the others of this fact. If the reason continues for a period of more than ninety (90) days and substantially affects the commercial intention of this Agreement, the parties shall have the right to terminate this Agreement upon giving (30) days' written notice of such termination to the other party.

26 WAIVER OF RIGHTS

26.1 **Waiver of Rights:** No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or otherwise. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies otherwise provided by law.

Without limiting the foregoing, no waiver by any Party of any breach of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof.

27 CONFIDENTIALITY

27.1 **Confidential Information:** Each Party (**"X"**) shall keep confidential, and shall procure that their respective representatives will keep confidential this Agreement and all information received hereunder and shall not, unless required by law (either before or after the termination of this Agreement), disclose to any person not authorised by a relevant party (**"Y"**) to receive the same, any information relating to this Agreement and any other information relating to Y or to the affairs of Y which comes to the possession of X during the currency of this Agreement.

27.2 **Announcements:** The Parties hereto shall, to the extent permissible and reasonably practicable, consult with the other Parties in respect of any announcement to be made by them, their agents, consultants, investment bankers or representatives concerning the proposal under this Agreement. No such announcement shall be made, save as aforesaid, without the prior written consent of the other unless such announcement is required by the relevant regulatory authority in Malaysia or United States or by a court of competent jurisdiction or by any other government order.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

THE EXECUTION PAGE TO FOLLOW IMMEDIATELY

IN WITNESS WHEREOF the parties hereto have hereunto caused this Agreement to be duly executed as at the day and year first above written.

VENDORS

The common seal of
TAIPAN INTERNATIONAL LIMITED
is hereunto affixed in the presence of: -

Director
Name: ANUAR BIN ISMAIL
NRIC No.: 510524-04-5163

Director/Secretary
Name: KHOO YONG AI
NRIC No.: 670214-07-5466

The common seal of
BORNEO RESOURCES LIMITED
is hereunto affixed in the presence of: -

Director
Name:
NRIC No.:

Director/Secretary
Name:
NRIC No.:

INDIVIDUALS

SIGNED by
in the presence of: -

Name: YONG YIT FUI @STEVEN
NRIC No.: 651225-12-5007

SIGNED by
in the presence of: -

Name: KHOO YONG AI
NRIC No.: 670214-07-5466

IN WITNESS WHEREOF the parties hereto have hereunto caused this Agreement to be duly executed as at the day and year first above written.

VENDORS

The common seal of]
TAIPAN INTERNATIONAL LIMITED]
is hereunto affixed in the presence of: -]

Director
Name:
NRIC No.:

Director/Secretary
Name:
NRIC No.:

The common seal of]
BORNEO RESOURCES LIMITED]
is hereunto affixed in the presence of: -]

Director
Name: WONG YUNG JACK
NRIC No.: 830405-12-5809

Director/Secretary
Name: TEO ZYE KEUN
NRIC No.:810505-12-5429

INDIVIDUALS

SIGNED by]
in the presence of: -]

Name: YONG VIT FUI @STEVEN
NRIC No.: 651225-12-5007

SIGNED by]
in the presence of: -]

Name: KHOO YONG AI
NRIC No.: 670214-07-5466

SIGNED by]
in the presence of: -]

Name: WONG YUNG JACK
NRIC No.: 830405-12-5809

SIGNED by]
in the presence of: -]

Name: TEO ZYE KEUN
NRIC No.: 810505-12-5429

SIGNED by]
in the presence of: -]

Name: GORDON HENRY LOW
Passport No.: 124154831

SIGNED by]
in the presence of: -]

Name: CHONG CHI KIONG @ THOMAS CHONG
NRIC No.: 580813-12-5147

SIGNED by]
in the presence of: -]

Name: DARREN YONG JIA JIUN
NRIC No.: 780404-12-5177

SIGNED by]
in the presence of: -]

Name: REGGIE ABRAHAM
NRIC No.: 681201-12-5077

SIGNED by]
in the presence of: -]

Name: WONG YUNG JACK
NRIC No.: 830405-12-5809

SIGNED by]
in the presence of: -]

Name: TEO ZYE KEUN
NRIC No.: 810505-12-5429

SIGNED by]
in the presence of: -]

Name: GORDON HENRY LOW
Passport No.: 124154831

SIGNED by]
in the presence of: -]

Name: CHONG CHI KIONG @ THOMAS CHONG
NRIC No.: 580813-12-5147

SIGNED by]
in the presence of: -]

Name: DARREN YONG JIA JIUN
NRIC No.: 780404-12-5177

SIGNED by]
in the presence of: -]

Name: REGGIE ABRAHAM
NRIC No.: 681201-12-5077

SIGNED by]
in the presence of: -]

Name: ROZITA NOORIZAM BINTI AJMAIN
NRIC No.: 780612-12-5630

SIGNED by]
in the presence of: -]

Name: LANG YAN POH
NRIC No.: 580825-12-5451

SIGNED by]
in the presence of: -]

Name: AHMAD NOR ARAMIA BIN MAHIYUDDIN
NRIC No.: 870526-56-5217

SIGNED by]
in the presence of: -]

Name: MARIANA BINTI JAMARUDIN
NRIC No.: 840218-12-5474

SIGNED by]
in the presence of: -]

Name: CHAI BEE FOON @CHUA KUAN FUNG
NRIC No.: 580407-12-5766

SIGNED by]
in the presence of: -]

Name: ANUAR BIN ISMAIL
NRIC No.: 510524-04-5163

SIGNED by]
in the presence of: -]

Name: LEE CHUN HAO
NRIC No.: 830927-12-5179

PURCHASER

The common seal of]
GOLD BILLION GLOBAL LIMITED]
is hereunto affixed in the presence of: -]

Director/Secretary
Name: BALAKRISHNAN B S MUTHU
NRIC No.: 620708-08-5167

Director
Name:
NRIC No.:

Witnessed by

LEE CHONG YOE
640131-07-5009

SIGNED by]
in the presence of: -]

Name: CHAI BEE FOON @CHUA KUAN FUNG
NRIC No.: 580407-12-5766

SIGNED by]
in the presence of: -]

Name: ANUAR BIN ISMAIL
NRIC No.: 510524-04-5163

SIGNED by]
in the presence of: -]

Name: LEE CHUN HAO
NRIC No.: 830927-12-5179

PURCHASER

The common seal of]
GOLD BILLION GLOBAL LIMITED]
is hereunto affixed in the presence of: -]

Director
Name:
NRIC No.:

Director/Secretary
Name: BALAKRISHNAN B S MUTHU
NRIC No.: 620708-08-5167

Witnessed by

LEE CHONG HOE
640131-07-5009

SCHEDULE I

THE PARTICULARS OF THE VENDORS, THEIR EXISTING SHAREHOLDING, PERCENTAGE OF SHAREHOLDING AND THE NUMBER OF SALE SHARES IN THE COMPANY

Vendor	Address	Number of Shares Owned and Sold	Percentage of the Company's Equity	No of new VRDR shares issued	Amount of Promissory Note (USD
TAIPAN INTERNATIONAL LIMITED (LL12020)	Level 1, Lot 7, Block F, Saguking Commercial Building, Jalan Patau-Patau, 87000 Labuan F.T., Malaysia.	60,000	60.00%	192,900,000	12,213,000
BORNEO RESOURCES LIMITED (LL05713)	Level 1, Lot 7, Block F, Saguking Commercial Building, Jalan Patau-Patau, 87000 Labuan F.T., Malaysia.	20,000	20.00%	64,300,000	4,071,000
YONG YIT FUI @ STEVEN (NRIC NO. 651225-12-5007)	9 & 10, Jalan Pasar Bahru, 88800 Kota Kinabalu, Sabah.	533	0.53%	1,713,595	108,492
KHOO YONG AI (NRIC NO. 670214-07-5466)	50, Lebuh Bukit Jambul, 11900 Bayan Lepas, Pulau Pinang.	800	0.80%	2,572,000	162,840
WONG YUNG JACK (NRIC NO. 830405-12-5809)	TB 3457, Taman Kafar, Jalan Sin On 91000 Tawau, Sabah.	800	0.80%	2,572,000	162,840

TEO ZYE KEUN (NRIC NO. 810505-12-5429)	03-7 Block Orchid, Indah Court Apartment, Jalan Punat Tanah Likas, 88450, Kota Kinabalu, Sabah.	533	0.53%	1,713,595	108,492
GORDON HENRY LOW (PASSPORT NO. 124154831, expiring 14.01.2031)	53 Lumber Lane, Paulerspury, Towcester Northants, NN12 7ND.	1,333	1.33%	4,285,595	271,332
CHONG CHI KIONG @ THOMAS CHONG (NRIC NO. 580813-12-5147)	House No. 32, Tanah Emas, Jln Penampang, 88000 , Kota Kinabalu, Sabah.	2,368	2.37%	7,613,120	482,006
DARREN YONG JIA JIUN (NRIC NO. 780404-12-5177)	No. 11, Taman Jindo, Lorong Palas 1C, 88300 Kota Kinabalu, Sabah.	3,701	3.70%	11,898,715	753,340
REGGIE ABRAHAM (NRIC NO. 681201-12-5077)	Hse. No.18, Lot 49, Lorong 5, Taman Rimbunan Hijau, Jalan Sulaiman, 88450 Kota Kinabalu, Sabah.	1,185	1.19%	3,809,775	241,207
ROZITA NOORIZAM BINTI AJMAIN (NRIC NO. 780612-12-5630)	No. 36, Golden Hill Garden, Lorong Sri Bukit Mas, 16/1 Jalan Kepayan, 88300 Kota Kinabalu, Sabah.	2,368	2.37%	7,613,120	482,006

LANG YAN POH (NRIC NO. 580825-12-5451)	Hse 14, Taman Kingfisher, Lorong Raja Udang 7, 88450 Kota Kinabalu, Sabah.	3,035	3.04%	9,757,525	617,774
AHMAD NOR ARAMIA BIN MAHIYUDDIN (NRIC NO.870526-56-5217)	8, Jalan SS 7/24, SS 7 47301 Petaling Jaya, Selangor.	1,333	1.33%	4,285,595	271,332
MARIANA BINTI JAMARUDIN (NRIC NO. 840218-12-5474)	Lot 72, No. 35, Lorong Puncak Desa 1, Kionsom Country Height, 88450, Inanam, Sabah.	267	0.28%	858,405	54,348
CHAI BEE FOON @ CHUA KUAN FUNG (NRIC NO. 580407-12-5766)	58 Taman Kinamount Baru, Pelanduk 2 , Luyang, 88300 Kota Kinabalu, Sabah.	1,184	1.18%	3,806,560	241,003

ANUAR BIN ISMAIL (NRIC NO. 510524-04-5163)	No.2, Jalan A7, Taman Melawati 53100 Kuala Lumpur	133	0.13%	427,595	27,072
LEE CHUN HAO (NRIC NO. 830927-12-5179)	Hse 29, Lot 14, Taman Hill Top, Lorong Gunung, Ulu Merak 88300 Kota Kinabalu, Sabah.	427	0.43%	1,372,805	86,916
	Total:	**100,000**	**100%**	**321,500,000**	**20,355,000**

SCHEDULE II

BRIEF DESCRIPTION OF BIOFRACTIONS PROCESS

BioFractions Process is a slow pyrolysis process using a proprietary catalyst to depolymerise palm biomass wastes (Empty Fruit Bunches or Palm Kernel Shells) in temperature range of 350 deg C to 500 deg C to yield commercially valuable bio products: bio-oil, wood vinegar (Pyroligneous acid), biochar and bio-syngas.

BioFractions Process is a second-generation pyrolysis process where non-food feedstock like palm biomass wastes is used as feedstock.

The reaction process takes place in a custom-made Chrome Molly tube of 65 feet long with 12 inches diameter where temperature ranges in ascending order along the tube over 5 zones with embedded with temperature probes. The heat applications are being controlled in the electrical panels housed next to the reactor tube.

Heat from normal electrical supply is applied to the rector tube by 10 heating bands with insulating shields wrapped around the rector tube, preventing radiant heat being emitted.

The proprietary catalyst of about 300gm is added manually into the reactor tube via the catalyst drop, open and close by a manually-operated control valve, at the top of the reactor tube only when the in-tube temperature reaches min.177 degC and prior to the intake of feedstock to the reactor tube.

Feedstock in the form of pellets (EFB) or as is (PKS) is fed into the feed system by batches at room temperature through a hopper connected to a vacuum-state augur- driven feeding system. The moisture content of the feedstock must be not more than 20%.

Subsequent to the reaction process, biochar formed is automatically discharged at the far end of the reactor tube by its augur system and is dropped off through the automatic double -valve char drop into a collection bin below.

The vapor is sent through a series of piping connecting system consists of a cyclone, 2 Venturi scrubbers where the gas is cleaned of impurities. These scrubbers are temperature-controlled and also act as condensers to extract useful bio-oils which is being collected into a storage tank.

Downstream of the scrubber trains, the remaining vapor is further condensed in the vacuum pump with heat ex-changer. The subsequent condensed liquid of the reactor tube mixture will then proceed to the oil-water separator where the wood vinegar is separated by density difference from the light oil and is collected in a holding tank.

The remaining biosyn gas is sent via connecting piping to heat ex-changer and coalescing filters where it will be dried further before being sent to the flare stack to be flared off or to a gas generator where electric power can be generated for use in offsetting the power requirement of the whole process.

The distribution of the bio products varies with the chemical composition of the biomass feedstock and the operating conditions. But typical outputs are 5 %wt bio oil, 20 to 25 %wt biogas, 35 to 40 %wt wood vinegar and 30 to 40 %wt biochar.

Power consumption is about 200 to 250 KWH/ton of feedstock.

The whole process facility being batches (feedstock input) and automatic for the rest of operation require only 3 to 4 persons to operate.

The processing capacity based on 1 reactor tube design is up to 14 ton of feedstock per day (operating at 10- hr day).

Below is a pictorial diagram of the whole process: -


Under Vacuum
Catalyst
Feedstock
Biosyn Gas
Generator
Light
Bio-Crude
Oil
Wood
Vinegar
Heavy
Bio-Crude
Oil
Bio Char
Flare

SCHEDULE III
[Recital C]

UNAUDITED MANAGEMENT ACCOUNTS FOR THE FINANCIAL PERIOD ENDED 31 DECEMBER 2020

SCHEDULE IV
(Clause 7.1)

WARRANTIES AND REPRESENTATIONS GIVEN BY THE VENDORS

The Vendors, jointly and severally, hereby warrant and represent to the Purchaser, save and except as otherwise disclosed by the Vendors to the Purchaser in writing before the date hereof or as provided for in this Agreement, that: -

A. The rights and remedies of the Purchaser in respect of any breach of the warranties shall not be affected by any investigation made by or on behalf of the Purchaser into the affairs of the Company or by the Purchaser failing to exercise or delaying the exercise of any of its rights or remedies or by any other event or matter whatever except a specific and duly authorised written waiver or release.

B. Promptly upon the occurrence of or promptly upon the Vendors becoming aware of the impending or threatened occurrence of any event which would or might reasonably be expected to cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known to the Vendors prior to the date of this Agreement) of any of the Warranties they shall give written notice of the same to the Purchaser and shall use its best endeavor promptly to prevent or remedy the same.

C. Each of the warranties is without prejudice to any other warranty and, except where expressly stated otherwise, no clause of this Agreement shall govern or limit the extent or application of any other clause.

1. Title

1.1 The Vendors have or will on the Completion Date, have good title to the Sale Shares and will be, on the Completion Date, free to sell the same, free from any claims, charges, liens or any other encumbrances or equities, to the Purchaser pursuant to the terms of this Agreement.

2. Financial Statements

2.1 To the knowledge of the Vendors, the Unaudited Management Accounts has been prepared or shall be prepared (whichever is applicable) in accordance with accounting principles generally accepted in Malaysia as at the date of this Agreement.

2.2 To the knowledge of the Vendors, any of the Unaudited Management Accounts of the Company and the management accounts of the Company (collectively, the "**Unaudited Management Accounts**") have been prepared within the limits of normal managing account practices.

2.3 To the knowledge of the Vendors, the Unaudited Management Accounts present fairly, in all material respects, the financial position of the Company and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in Malaysia; and to the knowledge of the Vendors, comply with the requirements of all relevant law of Malaysia in all material respects and are prepared within the limits of Malaysian Accounting Standards and normal management accounting practices, so as to give a true and fair view of the financial position of the Company in all material respects as at the Accounts Date and include:

(i) full provision for all actual liabilities;

(ii) proper provision for all contingent liabilities; and

(iii) provision reasonably regarded as adequate for all bad and doubtful debts, taxes and obsolete inventories.

2.4 To the knowledge of the Vendors, all material issues and contracts that have a material impact on the Unaudited Management Accounts have been disclosed to in the preparation of such financial statements.

2.5 To the knowledge of the Vendors, full provision or reserve has been made in the Unaudited Management Accounts of the Company for all taxation liable to be assessed on the Company or for it, or may become accountable in respect of:

(i) profits, gains or income (as computed for taxation purposes) arising or accruing or deemed to arise or accrue on or before the Accounts Date;

(ii) any transactions effected or deemed to be effected on or before the Completion Date or provided for in its Unaudited Management Accounts; and

(iii) distributions or payments made or deemed to be made on or before the Completion Date or provided for in its Unaudited Management Accounts.

3. Option

3.1 No person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, issue, sale, transfer or conversion of any share or loan capital of the Company under any option or other agreement (including conversion rights and rights of pre-emption).

4. Statutory Records

4.1 To the knowledge of the Vendors, all records, statutory books, minute books and registers of the Company are duly entered up, maintained and up-to-date in accordance with all legal requirements applicable thereto and contain true, full and accurate records of all matters required to be dealt with therein and all such books and all records and documents which are its property are in its possession or under its control. To the knowledge of the Vendors, all material documents and returns required to be delivered or made to the relevant regulatory authorities have been duly delivered or made and contain information in accordance with generally accepted principles relating to all transactions to which the Company has been a party.

5. Material Contracts

5.1 To the knowledge of the Vendors:

(i) the Company does not have any material capital commitments not disclosed to the Purchaser;

(ii) save as disclosed, the Company is not a party to any material contract entered into otherwise than in the ordinary course of business or any material contract of an onerous nature or exceeding two (2) years only;

(iii) the Company has not delegated any powers under a power of attorney which remains in effect;

(iv) the Company has not by reason of any default by it in any of its obligations become bound or liable to be called upon to repay prematurely any loan capital or borrowed moneys; and

(v) the Vendors have not delegated any powers under a power of attorney which remains in effect, on any of the Sale Shares.

5.2 The Company and the Vendors are not a party to any contract which is or may become terminable as a result of the entry into or completion of this Agreement.

5.3 The Company has not entered into or is bound by any guarantee, third party security or indemnity under which any liability, contingent or otherwise is outstanding.

5.4 There are:

(i) no loans made by the Company to the Vendors and/or any of its directors or any person connected with it, and in the event there is any, it shall be resolved on or before the Completion Date;

(ii) no debts owing to the Company by the Vendors and/or any of its directors, present or former, and/or any such person connected with it, and in the event there is any, it shall be resolved on or before the Completion Date;

(iii) no debts owing to the Company other than debts which have arisen in the ordinary course of business; and

(iv) no securities for any such loans or debts as aforesaid.

5.5 There is no existing material contract to which and in which any director of the Company and/or any person connected with any of them are interested.

5.6 All material contracts disclosed in writing to the Purchaser are in full force and effect and remain unamended and no material default exists in respect of such contracts on the part of the Company and such contracts will not require any consent or otherwise be affected by the terms of this Agreement. In the event there are any, the Vendors have procured all necessary consents to the satisfaction of the Purchaser.

For the purposes of this Paragraph 5, "**material contract**" means any contract with a value exceeding USD50,000 .

6. Professional Contracts

6.1 There are not in existence any contracts of service with any directors of the Company, or any consultancy agreements (including any business advisor and professional advisory consultant) with the Company as at the date hereof.

6.2 To the extent (if any) to which provision or allowance has been made in the Unaudited Management Accounts, it has not made or agreed to make any payment to or provided or agreed to provide any benefit for any former director which is not allowable as a deduction for the purpose of taxation.

6.3 To the extent (if any) to which provision or allowance has been made in Unaudited Management Accounts:

(i) no liability has been incurred by the Company for breach of any contract of service or for services, or for compensation for wrongful dismissal or unfair dismissal; and

(ii) no gratuitous payment has been made or promised by the Company in connection with the actual or proposed termination or suspension of employment or variation of any contract of employment of any present or former director or employee.

7. Going Concern

7.1 The Company is a going concern and there are no outstanding contracts or agreements which may or will prevent it from continuing as a going concern.

8. Licenses

8.1 To the knowledge of the Vendors, all necessary licences, consents, permits, approvals and authorities (public and private) material to the implementation of the business of the Company have been obtained by the Company to enable the Company to carry on its business post-Completion effectively in the places and in the manner in which its business is now carried on and all such licenses, consents, permits and authorities are valid and subsisting and the Vendors knows of no reason why any of them should be suspended, cancelled or revoked.

8.2 To the knowledge of the Vendors, the Vendors and/or the Company have not done anything whatsoever nor entered into any agreements, transactions or contracts which may result in any of the licenses necessary to the

Company's business in the places and in the manner in which its business is now being carried on, being suspended, cancelled or revoked.

8.3 To the knowledge of the Vendors, the sale of the Sale Shares by the Vendors to the Purchaser will not result in the revocation, cancellation, termination or non-renewal of licences, permits, consents by the authorities (public and/or private).

9. Outstanding Liabilities

9.1 To the knowledge of the Vendors, save as disclosed in the Unaudited Management Accounts:

(i) the Company does not have any outstanding debts, liabilities, contracts or engagements otherwise than in the ordinary and proper course of its business;

(ii) no claim for damages whether in torts or contracts have been made against the Company;

(iii) there are no circumstances known to the Vendors likely to lead to any such claim or legal action, proceedings or arbitration (other than as aforesaid) or prosecution; and

(iv) there are no pledges, liens, encumbrances and/or hypothecation on any part of the Company's assets.

10. Ownership Documentation

10.1 To the knowledge of the Vendors, all documents in the possession or under the control of the Company or to the production of which the Company is entitled which are necessary to establish the title, interest or benefit of the Company to any asset or in any transaction and which attract stamp duty in Malaysia have been properly stamped, failing which the Vendors are jointly and severally, liable for the payment of such stamp duties and any penalties imposed by the authorities.

11. Capacity

11.1 The Vendors have full power to execute, deliver, perform and satisfy the terms and conditions of this Agreement.

11.2 On the Completion Date, the Vendors will be entitled to sell or procure the sale of the full legal and beneficial interest in the Sale Shares to the Purchaser in accordance with the terms set out in this Agreement, and the Vendors have taken all actions necessary to enable them to enter into and perform this Agreement and have secured all approvals and consents (governmental or otherwise, where applicable) required for the performance of the transactions contemplated by this Agreement.

11.3 To the knowledge of the Vendors, -

(i) there are currently no litigation, arbitration or administration proceedings presently current, pending or threatened against the Vendors as the case may be, which may affect in any way the Vendors' ability to perform their obligations under this Agreement or frustrate the completion of the transaction hereunder; and

(ii) the Vendors are not bankrupt or wound up and there are no bankruptcy or winding up proceedings pending against the Vendors.

12. Enforceability

12.1 This Agreement constitutes and imposes valid, legal and binding obligations of the Vendors and is fully enforceable in accordance with its terms.

13. The Landed Properties

13.1 To the knowledge of the Vendors:

(i) Save as disclosed below, the Company does not own any landed properties and there are no other landed properties held under the name of third parties but recorded in the balance sheet of assets of the Company.

(ii) the Company is not holding any other landed properties as trustees for another party.

14. Taxation

14.1 All Taxation or other sums charged, assessed, levied or payable under the provisions of any taxation statute in Malaysia for which the Company is liable will, if and insofar as such taxation or other sums ought to have been paid prior to or on the Completion Date have been paid at or before the Completion Date.

14.2 The Company has duly made all returns and given or delivered all notices, financial statements, and information which on or before the date hereof are required to be made, given or delivered by the Company for the purposes of taxation in Malaysia and all such returns, notices, accounts and information have to the knowledge of the Vendors been made on a proper basis and when made were true and accurate in all material respects and none of such returns, notices, accounts or information is disputed in any material respect by the fiscal authority concerned.

14.3 To the knowledge of the Vendors, the Company is not involved in any transactions which may render the same to be an infringement under the anti-avoidance provisions applicable in Malaysia.

14.4 For the purpose of this Agreement and paragraph 14 hereof, the reference to "**Taxation**" means all forms of taxation whether of Malaysia or elsewhere in the world wherever imposed (including without limitation, corporate income tax, real property capital gains tax, income tax, wage and income withholding tax, employee social security contributions, service tax, stamp duty, customs and other import or export duties) and all statutory, governmental or municipal impositions, duties and levies and all penalties, charges, costs and interest relating thereto.

15. Litigation

15.1 To the knowledge of the Vendors:

(a) the Company is not at present engaged whether as plaintiff or defendant or otherwise in any legal action or proceeding or arbitration that is material to the business of the Company (other than as plaintiff in the collection of debts;

(b) there are no court injunctions, orders or directives restraining or restricting the Company from carrying on its business or any part thereof; and

(c) the Company is not subject to any outstanding judgement, order or decree of court, tribunal or regulatory or government body or any undertaking to any court, judicial authority or regulatory or government body or any outstanding arbitration award.

16. Non-Competition and Non-Solicitation

16.1 The Vendors agree, undertake and covenant that they shall not from the date of this Agreement, to any time within **two (2) years** from the date of this Agreement (the "**Non Competition Period**"), without the prior written consent of the Purchaser:

(a) conduct, carry on or promote (whether on their own account, in partnership, in joint venture or as employee or agent of or manager for any other person) any business or operation directly competitive with the business of the Company in Labuan ("**Territory**");

(b) be concerned or interested in any business or operation directly competitive with the business of the Company in the Territory (directly or through any interposed body corporate, trust, partnership or entity) as trustee, principal, agent, shareholder, unit-holder, independent contractor, consultant, adviser, employee or in any other capacity; or

(c) provide any business or entity any assistance which assists that business or entity to engage in any business or operation directly competitive with the business of the Company.

For the purpose of this clause, "**business of the Company**" shall mean the business currently operated by the Company as at the date of this Agreement. In addition, the prohibition shall not apply to any business, work, or other assistance in favour of the Vendors and their affiliates, or to the acquisition and/or holding of not more than five percent (5%) of the shares of any company that is listed on any stock exchange in Malaysia the business of which may be in competition with the business of Company.

16.2 The Vendors hereby agree, undertake and covenant to the Purchaser that it shall not within the Non-Competition Period without the prior written consent of the Purchaser, either directly or indirectly: -

(a) solicit (either on his own account or as the employee, manager, agent, or consultant of any other person) or knowing encourage or attempt to solicit, knowingly encourage or induce the customers of any person who is or was within a period of twenty-four (24) months prior to the date of this Agreement a client or customer of the Company in relation to the businesses directly competing with the Company;

(b) induce or seek to induce away from the Company with a view to engaging them in any business which competes with the business of the Company, any current director, manager, employee or representative (excluding those employed in a clerical, administrative, secretarial capacity) employed or engaged by the Company;

(c) with respect to the business of the Company, solicit or divert any business or clients or customers away from the Company; or

(d) induce or knowingly encourage or attempt to solicit, knowingly encourage or induce customers, clients, suppliers, agents or other persons under contract or otherwise associated or doing business with the Company, to reduce or alter any such association or business with the Company.

17. Corporate matters

17.1 No order has been made, no resolution has been passed, no petition presented, no meeting convened for the winding up of the Company or for a provisional liquidator to be appointed in respect of the Company and the Company has not been a party to any transaction which could be avoided in a winding up.

17.2 No receiver or manager and receiver have been appointed in respect of the Company or any of its respective assets.

17.3 The Company has not made or proposed any arrangement or composition with its respective creditors or any class of them.

17.4 To the knowledge of the Vendors, no distress, execution or other process has been levied on any material asset of the Company or action taken to repossess assets in the possession of the Company.

18. Compliance with Legislation

18.1 To the knowledge of the Vendors, the Company has complied with all material applicable filing and notice requirements of or under Malaysia laws and regulations, and the rules and all applicable laws and regulations.

18.2 To the knowledge of the Vendors, the Company has not committed, or omitted to do, any act or thing, the commission or omission of which is in contravention of any statute, decree, legislation, order, regulation, or proclamation in Malaysia in respect of the business of the Company.

19. Subsidiaries

19.1 The Company does not hold or beneficially own and has not agreed to acquire any shares and/or securities of any other corporation.

20. Intellectual Property

20.1 The Vendors have received no notice of any claim that the activities of the Company infringe any intellectual property of any third party in any material respect.

20.2 The Vendors are not aware of any infringement of the Company's intellectual property by any person.

20.3 The Company has at all times used commercially reasonable efforts to protect its trade secrets and confidential information relating to its business and has not disclosed any such trade secrets or confidential information to any third party except under written terms which provide full protection for such trade secrets and confidential information.

21. No Other Advances Given by the Directors or the Shareholders or Any Other Third Parties to the Company

21.1 There are no advances given by the directors or the shareholders or any other third parties to the Company which would require the Company to make any repayment or to settle the same in the future as at the date of this Agreement.

22. Recitals

22.1 The recitals are true and all other information in writing which has been given by the Vendors or any of the directors or officials of the Company to the Purchaser or any of the professional advisers of the Purchaser in the course of the negotiations leading to this Agreement was then given to the best of the knowledge and belief of the Vendors after making due and careful inquiries true, complete and accurate in all material respects and after making due and careful inquiries the Vendors are not aware of any fact or matter not disclosed in writing to the Purchaser which renders any such information untrue inaccurate or misleading or the disclosure of which might reasonably affect the willingness of the Purchaser to purchase the Sale Shares at the Purchase Consideration and on the terms of this Agreement.

23. Consequences of acquisition by the Purchaser of the Sale Shares

23.1 The acquisition of the Sale Shares by the Purchaser or compliance with the terms of this Agreement: -

(a) will not cause the Company to lose the benefit of any right or privilege it presently enjoys or so far as the Vendors are aware, cause any person who normally does business with the Company not to continue to do so on the same basis as previously;

(b) will not relieve any person of any obligation to the Company or enable any person to determine any such obligation or any right or benefit enjoyed by the Company or to exercise any right whether under an agreement with or otherwise in respect of the Company;

(c) will not result in any present or future indebtedness of the Company becoming due or capable of being declared due and payable prior to its stated maturity; and

(d) will not give rise to or cause to become exercisable any right of pre-emption,

and, to the best of the knowledge and belief of the Vendors, the Company's relationship with clients, customers, suppliers and employees will not be adversely affected thereby.

24. No Other Representations and Warranties

24.1 Except for the representations and warranties contained in this **Schedule IV**, the Vendors does not make any express or implied representation or warranty on its behalf, and the Vendors hereby disclaims any such representation or warranty, whether by the Vendors, any of its Representatives or any other Person.

25. Separate warranties

25.1 Each of the representations and warranties in this **Schedule IV** shall be construed as a separate warranty and except where this Agreement expressly provides otherwise, each such representation or warranty is not limited by reference to the other provisions of this Agreement, including the other representations and warranties.

THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SCHEDULE V
(Clause 3.4.2)

PROMISSORY NOTES

PROMISSORY NOTE

Amount: USD $12,213,000 [Principal amount]   **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc. , (referred to as the "Debtor"), hereby promises to pay to the order of Taipan International Limited, (referred to as the "Creditor"), the principal sum of $12,213,000 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall

continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Taipan International Limited
[Name of Officer]
[Designation]

KHOO YONG AI
DIRECTOR

PROMISSORY NOTE

Amount: USD $4,071,000 [Principal amount] **Dated:** 1 2 MAY 2021

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc. , (referred to as the "Debtor"), hereby promises to pay to the order of Borneo Resources Limited, (referred to as the "Creditor"), the principal sum of $4,071,000 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall

continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature ______________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Lender's Signature ______________________
Borneo Resources Limited
[Name of Officer] WONG YUNG JACK
[Designation] DIRECTOR

PROMISSORY NOTE

Amount: USD $108,492 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc., (referred to as the "Debtor"), hereby promises to pay to the order of Yong Yit Fui @ Steven, (referred to as the "Creditor"), the principal sum of $ 108,492 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on ~~1 2 MAY 2023~~ 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Yong Yit Fui @ Steven
~~Passport~~/Identity Card No. : 651225-12-5007

PROMISSORY NOTE

Amount: USD $162,840 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc. , (referred to as the "Debtor"), hereby promises to pay to the order of Khoo Yong Ai, (referred to as the "Creditor"), the principal sum of $162,840 (the "Principal Amount") including interest in accordance with the terms set forth below

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Khoo Yong Ai
Passport/Identity Card No. : 670214-07-5466

PROMISSORY NOTE

Amount: USD $162,840 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc. , (referred to as the "Debtor"), hereby promises to pay to the order of Wong Yung Jack, (referred to as the "Creditor"), the principal sum of $162,840 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Wong Yung Jack
Passport/Identity Card No. : 830405-12-5809

PROMISSORY NOTE

Amount: USD $108,492 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned ______Verde Resources, Inc.______, (referred to as the "Debtor"), hereby promises to pay to the order of Teo Zye Keun, (referred to as the "Creditor"), the principal sum of $108,492 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Teo Zye Keun
Passport/Identity Card No. : 810505-12-5429

PROMISSORY NOTE

Amount: USD $271,332 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc., (referred to as the "Debtor"), hereby promises to pay to the order of Gordon Henry Low, (referred to as the "Creditor"), the principal sum of $271,332 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Gordon Henry Low
Passport/Identity Card No. : 124154831 (expiring 14.1.2031)

PROMISSORY NOTE

Amount: USD $482,006 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc., (referred to as the "Debtor"), hereby promises to pay to the order of Chong Chi Kiong @ Thomas Chong, (referred to as the "Creditor"), the principal sum of $482,006 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall

continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature

Name : Chong Chi Kiong @ Thomas Chong
Passport/Identity Card No. : 580813-12-5147

PROMISSORY NOTE

1 2 MAY 2021

Amount: USD $753,340 [Principal amount] **Dated:** **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc. , (referred to as the "Debtor"), hereby promises to pay to the order of Darren Yong Jia Jiun, (referred to as the "Creditor"), the principal sum of $753,340 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment. protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature

~~Lender's~~ **Signature** ______________________

Name : Darren Yong Jia Jiun
Passport/Identity Card No. : 780404-12-5177

PROMISSORY NOTE

Amount: USD $241,207 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned _____ Verde Resources, Inc. ____, (referred to as the "Debtor"), hereby promises to pay to the order of Reggie Abraham, (referred to as the "Creditor"), the principal sum of $241,207 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on ~~1 2 MAY 2023~~ 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Reggie Abraham
Passport/Identity Card No. : 681201-12-5077

PROMISSORY NOTE

Amount: USD $482,006 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc., (referred to as the "Debtor"), hereby promises to pay to the order of Rozita Noorizam Binti Almain, (referred to as the "Creditor"), the principal sum of $482,006 (the "Principal Amount") including interest in accordance with the terms set forth below

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Rozita Noorizam Binti Ajmain
Passport/Identity Card No. : 780612-12-5630

PROMISSORY NOTE

Amount: USD $617,774 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc. , (referred to as the "Debtor"), hereby promises to pay to the order of Lang Yan Poh, (referred to as the "Creditor"), the principal sum of $617,774 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Lang Yan Poh
Passport/Identity Card No. : 580825-12-5451

PROMISSORY NOTE

Amount: USD $271,332 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned ____Verde Resources, Inc.____, (referred to as the "Debtor"), hereby promises to pay to the order of Ahmad Nor Aramia Bin Mahiyuddin, (referred to as the "Creditor"), the principal sum of $271,332 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Ahmad Nor Aramia Bin Mahiyuddin
Passport/Identity Card No. : 870526-56-5217

PROMISSORY NOTE

Amount: USD $54,348 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc., (referred to as the "Debtor"), hereby promises to pay to the order of Mariana Binti Jamarudin, (referred to as the "Creditor"), the principal sum of $54,348 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Mariana Binti Jamarudin
Passport/Identity Card No. : 840218-12-5474

PROMISSORY NOTE

Amount: USD $241,003 [Principal amount] | 1 2 MAY 2021 **Dated: 2021**

FOR VALUE RECEIVED, the undersigned ____Verde Resources, Inc.____, (referred to as the "Debtor"), hereby promises to pay to the order of Chai Bee Foon @ Chua Kuan Fung, (referred to as the "Creditor"), the principal sum of $241,003 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature ______________________
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature ______________________

Name : Chai Bee Foon @ Chua Kuan Fung
Passport/Identity Card No. : 580407-12-5766

PROMISSORY NOTE

Amount: USD $27,072 [Principal amount] **Dated:** 1 2 MAY 2021 **2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc., (referred to as the "Debtor"), hereby promises to pay to the order of Anuar Bin Ismail, (referred to as the "Creditor"), the principal sum of $27,072.00 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature ______________________

Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature ______________________

Name : Anuar Bin Ismail
Passport/Identity Card No. : 510524-04-5163

PROMISSORY NOTE

Amount: USD $86,916 [Principal amount] | 1 2 MAY 2021 **Dated: 2021**

FOR VALUE RECEIVED, the undersigned Verde Resources, Inc., (referred to as the "Debtor"), hereby promises to pay to the order of Lee Chun Hao, (referred to as the "Creditor"), the principal sum of $86,916 (the "Principal Amount") including interest in accordance with the terms set forth below.

1. Payment. The Principal Amount under a two (2) years loan period, is due and payable on 1 2 MAY 2023 2023.

2. Settlement. The Debtor and the Creditor hereto hereby agree that the Principal Amount is settled by the issuance of this Note.

3. Prepayment. The Debtor has the option to prepay all or any part of the Principal Amount of this Note on prepayment terms mutually agreed upon by the Debtor and the Creditor in a written agreement.

4. Waiver. The Debtor hereof, waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note.

5. Assignment. The Debtor may not assign its rights or delegate its duties under this Note without the Creditor's prior written consent.

6. Amendment. This Note may be amended or modified only by a written agreement signed by the Debtor and the Creditor.

7. Notifications. Any notice or communication under this Note must be in writing and either personally delivered, sent by overnight courier service, certified or registered mail, postage prepaid, return receipt requested or by facsimile or electronic email transmission.

8. Governing Law. This Note shall be governed by and construed in accordance with the laws of United States of America.

9. Miscellaneous. This Note will be binding on the respective successors and permitted assigns of the Creditor and the Debtor. The Creditor shall not be deemed to have waived any provision of this Note or the exercise of any rights held under this Note unless such waiver is made expressly and in writing. Waiver by the Creditor of a breach or violation of any provision of this Note shall not constitute a waiver of any other subsequent breach or violation. In the event that any of the provisions of this Note are held to be invalid or unenforceable in whole or in part, the remaining provisions shall not be affected and shall

continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first stated above.

Debtor's Signature
Verde Resources, Inc.
Balakrishnan B S Muthu
President

Creditor's Signature
Name : Lee Chun Hao
Passport/Identity Card No. : 830927-12-5179